                                                                 Exhibit 10.19
                                                                 -------------






==============================================================================




                             MASTER LEASE AGREEMENT

                          Dated as of November 30, 2000

                                     between


                         ATLANTIC FINANCIAL GROUP, LTD.
   (registered to do business in Arizona as AFG Equity, Limited Partnership), as Lessor,


                                       and


                          EDWARD D. JONES & CO., L.P.,
                                    as Lessee




==============================================================================

                                                  TABLE OF CONTENTS
                                                  (Lease Agreement)

                                                                                                             Page
ARTICLE I         DEFINITIONS...................................................................................1
                  -----------

ARTICLE II        LEASE OF LEASED PROPERTY......................................................................1
                  ------------------------
Section 2.1       Restatement of Bridge Lease; Acceptance and Lease of Property.................................1
Section 2.2       Acceptance Procedure..........................................................................2

ARTICLE III       RENT..........................................................................................2
                  ----
Section 3.1       Basic Rent....................................................................................2
Section 3.2       Supplemental Rent.............................................................................2
Section 3.3       Method of Payment.............................................................................2
Section 3.4       Late Payment..................................................................................3
Section 3.5       Net Lease; No Setoff, Etc.....................................................................3
Section 3.6       Certain Taxes.................................................................................4
Section 3.7       Utility Charges...............................................................................5

ARTICLE IV        WAIVERS.......................................................................................5
                  -------

ARTICLE V         LIENS; EASEMENTS; PARTIAL CONVEYANCES.........................................................6
                  -------------------------------------

ARTICLE VI        MAINTENANCE AND REPAIR; ALTERATIONS, MODIFICATIONS AND ADDITIONS..............................7
                  ----------------------------------------------------------------
Section 6.1       Maintenance and Repair; Compliance With Law...................................................7
Section 6.2       Improvements and Alterations..................................................................8
Section 6.3       Title to Alterations..........................................................................9
Section 6.4       Lessee's Personal Property...................................................................10

ARTICLE VII       USE..........................................................................................10
                  ---

ARTICLE VIII      INSURANCE....................................................................................10
                  ---------

ARTICLE IX        ASSIGNMENT AND SUBLEASING....................................................................12
                  -------------------------

ARTICLE X         LOSS, DESTRUCTION, CONDEMNATION OR DAMAGE....................................................12
                  -----------------------------------------
Section 10.1      Event of Loss................................................................................12
Section 10.2      Event of Taking..............................................................................13
Section 10.3      Casualty.....................................................................................13
Section 10.4      Condemnation.................................................................................14
Section 10.5      Verification of Restoration and Rebuilding...................................................14


                                       i


Section 10.6      Application of Payments......................................................................14
Section 10.7      Prosecution of Awards........................................................................15
Section 10.8      Application of Certain Payments Not Relating to an Event of Taking...........................16
Section 10.9      Other Dispositions...........................................................................16
Section 10.10     No Rent Abatement............................................................................16

ARTICLE XI        INTEREST CONVEYED TO LESSEE..................................................................16
                  ---------------------------

ARTICLE XII       EVENTS OF DEFAULT............................................................................17
                  -----------------

ARTICLE XIII      ENFORCEMENT..................................................................................22
                  -----------
Section 13.1      Remedies.....................................................................................22
Section 13.2      Remedies Cumulative; No Waiver; Consents.....................................................24
Section 13.3      Purchase Upon an Event of Default............................................................25

ARTICLE XIV       SALE, RETURN OR PURCHASE  OF LEASED PROPERTY; RENEWAL........................................25
                  -----------------------------------------------------
Section 14.1      Lessee's Option to Purchase..................................................................25
Section 14.2      Conveyance to Lessee.........................................................................26
Section 14.3      Acceleration of Purchase Obligation..........................................................26
Section 14.4      Determination of Purchase Price..............................................................26
Section 14.5      Purchase Procedure...........................................................................26
Section 14.6      Option to Remarket...........................................................................27
Section 14.7      Rejection of Sale............................................................................29
Section 14.8      Return of Leased Property....................................................................30
Section 14.9      Renewal......................................................................................30
Section 14.10     Environmental Report.........................................................................31

ARTICLE XV        LESSEE'S EQUIPMENT...........................................................................31
                  ------------------

ARTICLE XVI       RIGHT TO PERFORM FOR LESSEE..................................................................32
                  ---------------------------

ARTICLE XVII      MISCELLANEOUS................................................................................32
                  -------------
Section 17.1      Reports......................................................................................32
Section 17.2      Binding Effect; Successors and Assigns.......................................................33
Section 17.3      Quiet Enjoyment..............................................................................33
Section 17.4      Notices......................................................................................33
Section 17.5      Severability.................................................................................34
Section 17.6      Amendment; Complete Agreements...............................................................34
Section 17.7      Construction.................................................................................34
Section 17.8      Headings.....................................................................................34
Section 17.9      Counterparts.................................................................................34
Section 17.10     GOVERNING LAW................................................................................34
Section 17.11     Reserved.....................................................................................35

                                       ii


Section 17.12     Liability of the Lessor Limited..............................................................35
Section 17.13     Estoppel Certificates........................................................................35
Section 17.14     No Joint Venture.............................................................................36
Section 17.15     No Accord and Satisfaction...................................................................36
Section 17.16     No Merger....................................................................................36
Section 17.17     Survival.....................................................................................36
Section 17.18     Chattel Paper................................................................................36
Section 17.19     Time of Essence..............................................................................36
Section 17.20     Recordation of Lease.........................................................................36
Section 17.21     Investment of Security Funds.................................................................36
Section 17.22     Ground Leases................................................................................37
Section 17.23     Land and Building............................................................................37

EXHIBIT A         Lease Supplement

         THIS MASTER LEASE AGREEMENT (as from time to time amended, supplemented, or otherwise modified from time to time, this "Lease"), dated
                                                             -----
as of November 30, 2000, is among ATLANTIC FINANCIAL GROUP, LTD., a Texas limited partnership (registered to do business in Arizona as AFG Equity, Limited Partnership) (together with its successors and assigns hereunder, "Lessor"), as Lessor, and EDWARD D. JONES & CO., L.P., a Missouri limited
 ------
partnership (the "Lessee"), as Lessee.
                  ------
                              PRELIMINARY STATEMENT

         A. Pursuant to the Bridge Lease, the Lessor acquired a leasehold interest in the Land specified by the Construction Agent and is subleasing the same to the Lessee, subject to the Ground Lease.

         B. Pursuant to this Lease, the Lessor and the Lessee desire to restate and amend the Bridge Lease, and the Lessor desires to lease to the Lessee, and the Lessee desires to lease from the Lessor, the Land, as described in the Lease Supplement.

         C. The Construction Agent will construct, or cause to be constructed, the Building on the Land, and the Building, as constructed, will be the property of the Lessor and will become part of such property subject to the terms of this Lease.

         In consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the Lessor and the Lessee hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS
                                   -----------

         Terms used herein and not otherwise defined shall have the meanings assigned thereto in Appendix A hereto for all purposes hereof, and the rules
                    ----------
of interpretation set forth in Appendix A shall apply to this Lease.
                               ----------

                                   ARTICLE II
                            LEASE OF LEASED PROPERTY
                            ------------------------

         Section 2.1    Restatement of Bridge Lease; Acceptance and Lease of
                        ----------------------------------------------------
Property. On the Closing Date, the Lessor, subject to the satisfaction or
--------
waiver of the conditions set forth in Article 3 of the Master Agreement, and the Lessee hereby agree that the Bridge Lease is amended, restated and replaced in its entirety by the terms, conditions and provisions of this Lease, and the Lessor shall simultaneously sublease to the Lessee for the Lease Term, the Lessor's interest in such Land, subject to the Ground Lease, and Lease to the Lessee the Building and Equipment which thereafter may be constructed and installed thereon pursuant to the Construction Agency Agreement. The Lessee hereby agrees, expressly for the direct benefit of the Lessor, commencing on the Closing Date, for the Lease Term, to sublease from the Lessor the Lessor's interest in such Land, subject to the Ground Lease, and to lease the Lessor's interest in the Building and Equipment which thereafter may be constructed and installed thereon pursuant to the Construction Agency Agreement.

         Section 2.2    Acceptance Procedure. The Lessor hereby authorizes
                        --------------------
one or more employees of the Lessee, to be designated by the Lessee, as the authorized representative or representatives of the Lessor to accept delivery on behalf of the Lessor of the Leased Property. The Lessee hereby agrees that such acceptance of delivery by such authorized representative or representatives and the execution and delivery by the Lessee on the Closing Date for property to be leased hereunder of the Lease Supplement in substantially the form of Exhibit A hereto, appropriately completed (the
                          ---------
"Lease Supplement"), shall, without further act, constitute the irrevocable
 ----------------
acceptance by the Lessee of the Leased Property for all purposes of this Lease and the other Operative Documents on the terms set forth therein and herein, and that the Leased Property, together with the Building to be constructed thereon pursuant to the Construction Agency Agreement, shall be deemed to be included in the leasehold estate of this Lease and shall be subject to the terms and conditions of this Lease as of the Closing Date. The demise and lease of the Land and the Building pursuant to this
Section 2.2 shall include any additional right, title or interest in the
-----------
Land and the Building which may at any time be acquired by the Lessor, the intent being that all right, title and interest of the Lessor in and to the Land and the Building shall at all times be demised and leased to the Lessee hereunder.

                                   ARTICLE III
                                      RENT
                                      ----

         Section 3.1    Basic Rent. Beginning with and including the first
                        ----------
Payment Date occurring after the Closing Date, the Lessee shall pay to the Agent the Basic Rent for the Leased Property, in installments, payable in arrears on each Payment Date during the Lease Term, subject to
Section 2.3(c) of the Master Agreement.

         Section 3.2    Supplemental Rent. The Lessee shall pay to the Agent,
                        -----------------
or to whomever shall be entitled thereto as expressly provided herein or in any other Operative Document, any and all Supplemental Rent on the date the same shall become due and payable and in the event of any failure on the part of the Lessee to pay any Supplemental Rent, the Agent shall have all rights, powers and remedies provided for herein or by law or in equity or otherwise in the case of nonpayment of Basic Rent. All Supplemental Rent to be paid pursuant to this Section 3.2 shall be payable in the type of funds
                         -----------
and in the manner set forth in Section 3.3.
                               -----------

         Section 3.3    Method of Payment. Basic Rent shall be paid to the
                        -----------------
Agent, and Supplemental Rent (including amounts due under Article XIV
                                                          -----------
hereof) shall be paid to the Agent (or to such Person as may be entitled thereto) or, in each case, to such Person as the Agent (or such other Person) shall specify in writing to the Lessee, and at such place as the Agent (or such other Person) shall specify in writing to the Lessee, which specifications by the Agent shall be given by the Agent at least five (5) Business Days prior to the due date therefor. Each payment of Rent (including payments under Article XIV hereof) shall be made by the Lessee
                          -----------
prior to

12:00 p.m. (noon) Atlanta, Georgia time at the place of payment in funds consisting of lawful currency of the United States of America which shall be immediately available on the scheduled date when such payment shall be due, unless such scheduled date shall not be a Business Day, in which case such payment shall be made on the next succeeding Business Day.

         Section 3.4    Late Payment. If any Basic Rent shall not be paid on
                        ------------
the date when due, the Lessee shall pay to the Agent, as Supplemental Rent, interest (to the maximum extent permitted by law) on such overdue amount from and including the due date thereof to but excluding the Business Day of payment thereof at the Overdue Rate.

         Section 3.5    Net Lease; No Setoff, Etc. This Lease is a net lease
                        -------------------------
and notwithstanding any other provision of this Lease, the Lessee shall pay all Basic Rent and Supplemental Rent, and all costs, charges, taxes (other than taxes covered by the exclusion described in Section 7.4(b) of the Master Agreement), assessments and other expenses foreseen or unforeseen, for which the Lessee or any Indemnitee is or shall become liable by reason of the Lessee's or such Indemnitee's estate, right, title or interest in the Leased Property, or that are connected with or arise out of the acquisition (except the initial costs of purchase by the Lessor of its interest in the Leased Property, which costs, subject to the terms of the Master Agreement, shall be funded by the Funding Parties pursuant to the Master Agreement), construction (except costs to be funded under the Construction Agency Agreement), installation, possession, use, occupancy, maintenance, ownership, leasing, repairs and rebuilding of, or addition to, the Leased Property or any portion thereof, and any other amounts payable hereunder and under the other Operative Documents without counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction, and the Lessee's obligation to pay all such amounts throughout the Lease Term, including the Construction Term, is absolute and unconditional. The obligations and liabilities of the Lessee hereunder shall in no way be released, discharged or otherwise affected for any reason, including without limitation: (a) any defect in the condition, merchantability, design, quality or fitness for use of the Leased Property or any part thereof, or the failure of the Leased Property to comply with all Applicable Laws, including any inability to occupy or use the Leased Property by reason of such non-compliance; (b) any damage to, removal, abandonment, salvage, loss, contamination of or Release from, scrapping or destruction of or any requisition or taking of the Leased Property or any part thereof; (c) any restriction, prevention or curtailment of or interference with any use of the Leased Property or any part thereof including eviction; (d) any defect in title to or rights to the Leased Property or any Lien on such title or rights or on the Leased Property;
(e) any change, waiver, extension, indulgence or other action or omission or breach in respect of any obligation or liability of or by the Lessor, the Agent or any Lender; (f) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceedings relating to the Lessee, the Lessor, any Lender, the Agent or any other Person, or any action taken with respect to this Lease by any trustee or receiver of the Lessee, the Lessor, any Lender, the Agent or any other Person, or by any court, in any such proceeding; (g) any claim that the Lessee has or might have against any Person, including without limitation, the Lessor, any vendor, manufacturer, contractor of or for the Leased Property or any part thereof, the Agent, any

Governmental Authority, or any Lender; (h) any failure on the part of the Lessor to perform or comply with any of the terms of this Lease, any other Operative Document or of any other agreement; (i) any invalidity or unenforceability or illegality or disaffirmance of this Lease against or by the Lessee or any provision hereof or any of the other Operative Documents or any provision of any thereof whether or not related to the Transaction;
(j) the impossibility or illegality of performance by the Lessee, the Lessor or both; (k) any action by any court, administrative agency or other Governmental Authority; (l) any restriction, prevention or curtailment of or interference with the Construction or any use of the Leased Property or any part thereof; or (m) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not the Lessee shall have notice or knowledge of any of the foregoing. Except as specifically set forth in Articles X or XIV of this Lease, this Lease shall be noncancellable by the Lessee in any circumstance whatsoever and the Lessee, to the extent permitted by Applicable Law, waives all rights now or hereafter conferred by statute or otherwise to quit, terminate or surrender this Lease, or to any diminution, abatement or reduction of Rent payable by the Lessee hereunder. Each payment of Rent made by the Lessee hereunder shall be final and the Lessee shall not seek or have any right to recover all or any part of such payment from the Lessor, the Agent, any Lender or any party to any agreements related thereto for any reason whatsoever. The Lessee assumes the sole responsibility for the condition, use, operation, maintenance, and management of the Leased Property leased by it, and the Lessor shall have no responsibility in respect thereof and shall have no liability for damage to the property of either the Lessee or any subtenant of the Lessee on any account or for any reason whatsoever, other than solely by reason of the Lessor's willful misconduct or gross negligence.

         Section 3.6    Certain Taxes. Without limiting the generality of
                        -------------
Section 3.5, the Lessee agrees to pay when due all real estate taxes,
-----------
personal property taxes, gross sales taxes, including any sales or lease tax imposed upon the rental payments hereunder or under any sublease permitted hereunder, occupational license taxes, water charges, sewer charges, assessments of any nature and all other governmental impositions and charges of every kind and nature whatsoever (the "tax(es)"), when the same shall be due and payable without penalty or interest; provided, however, that this
                                             --------  -------
Section shall not apply to any of the taxes covered by the exclusion described in Section 7.4(b) of the Master Agreement. It is the intention of the parties hereto that, insofar as the same may lawfully be done, the Lessor shall be, except as specifically provided for herein, free from all expenses in any way related to the Leased Property and the use and occupancy thereof. The Lessee covenants to furnish the Lessor and the Agent, upon the Agent's written request, within thirty (30) days after the last date when any tax must be paid by the Lessee as provided in this Section 3.6, official receipts of the appropriate taxing, authority or other proof satisfactory to the Lessor, evidencing the payment thereof.

         So long as no Event of Default has occurred and is continuing, the Lessee may defer payment of a tax so long as the validity or the amount thereof is being contested by the Lessee with diligence and in good faith; provided, however, that the Lessee shall furnish to the Lessor and the
--------  -------
Agent, if requested in writing by either the Lessor or the Agent, a bond or other adequate security in an amount and on terms reasonably satisfactory to the Lessor and the Agent and shall pay the tax in sufficient time to prevent delivery of a tax deed. Such contest shall be at the Lessee's sole cost and expense. The Lessee covenants to indemnify and save harmless the Lessor, the Agent and each Lender from any actual and reasonable costs or expenses incurred by the Lessor, the Agent or any Lender as a result of such contest, which indemnification shall survive the termination of this Lease.

         Section 3.7    Utility Charges. The Lessee agrees to pay or cause to
                        ---------------
be paid as and when the same are due and payable all charges for gas, water, sewer, electricity, lights, heat, power, telephone or other communication service and all other utility services used, rendered or supplied to, upon or in connection with the Leased Property.

                                   ARTICLE IV
                                     WAIVERS
                                     -------

         During the Lease Term, the Lessor's interest in the Leased Property, including the Building (whether or not completed) and the Land, is demised and let by the Lessor "AS IS" subject to (a) the rights of any parties in possession thereof, (b) the state of the title thereto existing at the time the Lessor acquired its interest in the Leased Property, (c) any state of facts which an accurate survey or physical inspection might show (including the survey delivered on the Closing Date), (d) all Applicable Laws, and (e) any violations of Applicable Laws which may exist upon or subsequent to the commencement of the Lease Term. THE LESSEE ACKNOWLEDGES THAT, ALTHOUGH THE LESSOR WILL OWN AND HOLD LEASEHOLD TITLE TO THE LEASED PROPERTY, THE LESSOR IS NOT RESPONSIBLE FOR THE DESIGN, DEVELOPMENT, BUDGETING AND CONSTRUCTION OF THE BUILDING OR ANY ALTERATIONS. NEITHER THE LESSOR, THE AGENT NOR ANY LENDER HAS MADE, OR SHALL BE DEEMED TO HAVE MADE, ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, OR SHALL BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO THE VALUE, MERCHANTABILITY, TITLE, HABITABILITY, CONDITION, DESIGN, OPERATION, OR FITNESS FOR USE OF THE LEASED PROPERTY (OR ANY PART THEREOF), OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE LEASED PROPERTY (OR ANY PART THEREOF), ALL SUCH WARRANTIES BEING HEREBY DISCLAIMED, AND NEITHER THE LESSOR, THE AGENT NOR ANY LENDER SHALL BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREIN OR THE FAILURE OF THE LEASED PROPERTY, OR ANY PART THEREOF, TO COMPLY WITH ANY APPLICABLE LAW, except that the Lessor hereby represents and warrants that the Leased Property is and shall be free of the Lessor Liens. As between the Lessor and the Lessee, each Lessee has been afforded full opportunity to inspect the Leased Property, is satisfied with the results of its inspections of the Leased Property and is entering into this Lease solely on the basis of the results of its own inspections and all risks incident to the matters discussed in the two preceding sentences, as between the Lessor, the Agent or the Lenders on the one hand, and the Lessee, on the other, are to be borne by the Lessee. The provisions of this
Article IV have been negotiated, and, except to the extent
----------
otherwise expressly stated, the foregoing provisions are intended to be a complete exclusion and negation of any representations or warranties by the Lessor, the Agent or the Lenders, express or implied, with respect to the Leased Property, that may arise pursuant to any law now or hereafter in effect, or otherwise.

                                   ARTICLE V
                      LIENS; EASEMENTS; PARTIAL CONVEYANCES
                      -------------------------------------

         The Lessee shall not directly or indirectly create, incur or assume, any Lien on or with respect to the Leased Property, the title thereto, or any interest therein, including any Liens which arise out of the possession, use, occupancy, construction, repair or rebuilding of the Leased Property or by reason of labor or materials furnished or claimed to have been furnished to the Lessee, or any of its contractors or agents or Alterations constructed by the Lessee, except, in all cases, Permitted Encumbrances.

         Notwithstanding the foregoing paragraph, at the request of the Lessee, the Lessor shall, from time to time during the Lease Term and upon reasonable advance written notice from the Lessee given in accordance with
Section 8.2 of the Master Agreement and receipt of the materials specified in the next succeeding sentence, consent to and join in any (i) grant of easements, licenses, rights of way and other rights in the nature of easements, including, without limitation, utility easements to facilitate the Lessee's use, development and construction of the Leased Property,
(ii) release or termination of easements, licenses, rights of way or other rights in the nature of easements which are for the benefit of the Land or the Building or any portion thereof, (iii) dedication or transfer of portions of the Lessor's interest in the Land, not improved with the Building, for road, highway or other public purposes, (iv) execution of agreements for ingress and egress and amendments to any covenants and restrictions affecting the Land or the Building or any portion thereof and
(v) request to any Governmental Authority for platting or subdivision or replatting or resubdivision approval with respect to the Land or any portion thereof or any parcel of land of which the Land or any portion thereof forms a part or a request for rezoning or any variance from zoning or other governmental requirements. The Lessor's obligations pursuant to the preceding sentence shall be subject to the requirements that:

         (a) any such action shall be at the sole cost and expense of the Lessee, and the Lessee shall pay all actual and reasonable out-of-pocket costs of the Lessor, the Agent and the Lenders in connection therewith (including, without limitation, the reasonable fees of attorneys, architects, engineers, planners, appraisers and other professionals reasonably retained by the Lessor, the Agent or any Lender in connection with any such action, and, when practicable, the Lessor will endeavor to utilize the services of the same architect(s), engineer(s), planner(s) and appraiser(s) used by the Agent and the Lenders, in connection with the review of such requests),

         (b) the requesting Lessee shall have delivered to the Lessor and the Agent a certificate of a Responsible Officer of the Lessee stating that:

                (i) such action will not cause the Leased Property, the Land or the Building or any portion thereof to fail to comply in any material respect with the provisions of this Lease or any other Operative Documents, or in any material respect with Applicable Laws; and

                (ii) such action will not materially reduce the Fair Market Sales Value, utility or useful life of the Leased Property, the Land or the Building nor the Lessor's interest therein; and

         (c) in the case of any release or conveyance, if the Lessor, the Agent or any Lender so reasonably requests, the Lessee will cause to be issued and delivered to the Lessor and the Agent by the Title Insurance Company an endorsement to the Title Policy pursuant to which the Title Insurance Company agrees that its liability for the payment of any loss or damage under the terms and provisions of the Title Policy will not be affected by reason of the fact that a portion of the real property referred to in Schedule A of the Title Policy has been released or conveyed by the Lessor.

                                   ARTICLE VI
                             MAINTENANCE AND REPAIR;
                    ALTERATIONS, MODIFICATIONS AND ADDITIONS
                    ----------------------------------------

         Section 6.1    Maintenance and Repair; Compliance With Law. The
                        -------------------------------------------
Lessee, at its own expense, shall at all times (a) maintain the Leased Property leased by it in good repair and condition (subject to ordinary wear and tear), in accordance with prudent industry standards and, in any event, in the same manner as other similar property owned or leased by the Lessee or its Affiliates, (b) make all Alterations in accordance with, and maintain (whether or not such maintenance requires structural modifications or Alterations) and operate and otherwise keep the Leased Property in compliance in all material respects with, all Applicable Laws and requirements of the Lessee's underwriters, and (c) make all material repairs, replacements and renewals of the Leased Property or any part thereof which may be required to keep the Leased Property in the condition required by the preceding clauses (a) and (b). The Lessee shall perform the foregoing maintenance obligations regardless of whether the Leased Property is occupied or unoccupied. The Lessee waives any right that it may now have or hereafter acquire to (i) require the Lessor, the Agent or any Lender to maintain, repair, replace, alter, remove or rebuild all or any part of the Leased Property or (ii) make repairs at the expense of the Lessor, the Agent or any Lender pursuant to any Applicable Law or other agreements or otherwise. NEITHER THE LESSOR, THE AGENT NOR ANY LENDER SHALL BE LIABLE TO THE LESSEE OR TO ANY CONTRACTORS, SUBCONTRACTORS, LABORERS, MATERIALMEN, SUPPLIERS OR VENDORS FOR SERVICES PERFORMED OR MATERIAL PROVIDED ON OR IN CONNECTION WITH THE LEASED PROPERTY OR ANY PART THEREOF. Neither the Lessor, the Agent nor any Lender shall be required to maintain, alter, repair, rebuild or replace the Leased Property in any way.

         Section 6.2    Improvements and Alterations.
                        ----------------------------

         (a) In addition to the Lessee's obligations as Construction Agent under the Construction Agency Agreement, on and after the completion of Construction (i) the Lessee, at the Lessee's sole cost and expense, shall make alterations, renovations, improvements and additions to the Leased Property or any part thereof and substitutions and replacements therefor (collectively, "Alterations") which are (A) necessary to repair or maintain
                -----------
the Leased Property in the condition required by this Lease and the other Operative Documents; (B) necessary in order for the Leased Property to be in compliance with Applicable Laws; or (C) necessary to restore the Leased Property in all material respects to its condition existing prior to a Casualty or Condemnation to the extent required pursuant to Article X; and
                                                            ---------
(ii) so long as no Potential Event of Default or Event of Default has occurred, the Lessee, at the Lessee's sole cost and expense, may undertake Alterations to the Leased Property so long as such Alterations comply with Applicable Laws and with Section 6.1 and subsection (b) of this Section 6.2.
                         -----------     --------------         -----------

         (b) The making of any Alterations must be in compliance with the following requirements:

                (i) No Structural Alterations or Alterations with a cost exceeding Two Hundred Fifty Thousand Dollars ($250,000) shall be made or undertaken without the prior written consent of the Lessor and the Agent (which consent shall not be unreasonably withheld or delayed), except for Alterations required by Applicable Laws (provided that except in the case of an emergency, the Lessee shall give the Lessor and the Agent at least thirty
(30) days prior written notice of such Alterations). If the Lessee reasonably expects the cost of any Alterations to exceed $250,000, the Lessee shall deliver to the Lessor and the Agent a brief written narrative of the work to be performed prior to undertaking any such Alteration.

                (ii) No Alterations shall be undertaken in violation of the terms of any restriction, easement, condition, covenant or other similar agreement (including, without limitation, the Ground Lease) affecting title to or binding on the Leased Property. The Lessee shall procure when required and pay for, so far as the same may be required from time to time, all permits and authorizations with regard to such Alterations from all Governmental Authorities having jurisdiction. The Lessor, at the Lessee's expense, and without any liability on the part of the Lessor, shall join in the application for any such permit or authorization and execute and deliver any document in connection therewith, whenever such joinder is necessary or advisable.

                (iii) The Alterations shall be completed in a good and workmanlike manner and in compliance with all Applicable Laws then in effect and the standards imposed by any insurance policies required to be maintained hereunder or by any vendor, supplier or manufacturer in order to maintain all warranties, and all Alterations must be located solely on the Land or other property used in connection with the Leased Property as to which the Lessor has an easement, license, lease, sublease or other right or interest in real property reasonably satisfactory to Agent for a term not less than the useful life of such Alterations.

                (iv) All Alterations shall, when completed, be of such a character as to not adversely affect the Fair Market Sales Value, utility, remaining economic useful life or residual value of the Leased Property from the Fair Market Sales Value, utility, remaining economic useful life or residual value thereof immediately prior to the making thereof or, in the case of Alterations being made by virtue of a Casualty or Condemnation, immediately prior to the occurrence of such Casualty or Condemnation. If such Modifications have a cost exceeding Two Hundred Fifty Thousand Dollars ($250,000), the Lessor or the Agent may obtain a report from an independent engineer or engage an appraiser of nationally recognized standing, at the Lessee's sole cost and expense, to determine (by appraisal or other methods satisfactory to the Agent) the projected Fair Market Sales Value of such item of Leased Property as of the completion of the Alterations relating thereto.

                (v) The Lessee shall have made adequate arrangements for payment of the cost of all Alterations when due so that the Leased Property shall at all times be free of Liens for labor and materials supplied or claimed to have been supplied to the Leased Property, other than Permitted Liens.

         Section 6.3    Title to Alterations. Title to the following described
                        --------------------
Alterations shall, without further act, vest in the Lessor and shall be deemed to constitute a part of the Leased Property and be subject to this
Lease:

         (a) Alterations that are in replacement of or in substitution for a portion of any item of Leased Property;

         (b) Alterations that are required to be made pursuant to the terms of Section 6.2(a)(i) hereof; or
         -----------------

         (c) Alterations that, notwithstanding any repairs, replacements or modifications by or on behalf of Lessee, are nonseverable or that cannot be removed without damaging the Leased Property or any part thereof.

                The Lessee, at the Lessor's reasonable request, shall execute and deliver any deeds, bills of sale, assignments or other documents of conveyance reasonably necessary to evidence the vesting of title in and to such Alterations to the Lessor.

                If such Alterations are not within any of the categories set forth in clauses (a) through (c) of this Section 6.3, then title to such
         -----------         ---         -----------
Alterations shall vest in the Lessee and such Alterations shall not be deemed to be Alterations that are part of the Leased Property.

         All Alterations to which the Lessee shall have title may be removed at any time by the Lessee, so long as removal thereof shall not result in the violation of any Applicable Laws or give rise to a Potential Event of Default or an Event of Default, and no Potential Event of Default or Event of Default then exists. The Lessee agrees to notify Lessor in writing at least 30 days before it removes any such Alterations which individually or in the aggregate had an original

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

cost exceeding Two Hundred Fifty Thousand Dollars ($250,000), and the Lessee shall at its expense repair any damage to any item of Leased Property caused by the removal of such Alterations. The Lessor (or the purchaser of the Leased Property) may purchase from the Lessee any such Alterations (if not already owned by the Lessor) that the Lessee intends to remove from the Leased Property prior to the return of the Leased Property to the Lessor or sale of the Leased Property, which purchase shall be at the Fair Market Sales Value of such Alterations as determined by the Appraiser at the time of such purchase. Title to any such Alterations shall vest in the Lessor (or the purchaser of the applicable Leased Property) if not removed from the Leased Property by the Lessee prior to the return of the Leased Property to the Lessor or sale of the Leased Property. Severable Alterations, title to which is vested in the Lessee, shall be made available to the Lessor or its designee without cost during the Lease Term and thereafter if the Leased Property is sold pursuant to the Remarketing Option and the use thereof is necessary or useful for the operation of the Leased Property in the manner and capacity operated at or prior to the expiration of the Lease Term.

         Section 6.4    Lessee's Personal Property. During the Lease Term,
                        --------------------------
the Lessee may from time to time own or hold under lease or other arrangement from Persons other than the Lessor the Lessee's Personal Property that is not subject to this Lease and does not constitute a portion of the Leased Property. The Lessor shall from time to time during the Lease Term, upon the reasonable request, and at the cost and expense of the Lessee, acknowledge in writing to the Lessee or other Persons that the Lessee's Personal
Property is the property of the Lessee or such other Person and is not part of the Leased Property and that the Lessor has waived any present or future landlord's or other Lien Lessor may have thereon.

                                  ARTICLE VII
                                       USE
                                       ---

         The Lessee may use the Leased Property leased by it or any part thereof for any lawful purpose, and in a manner consistent with the standards applicable to properties of a similar nature in the geographic area in which the Leased Property is located, provided that such use does
                                              --------
not materially adversely affect the Fair Market Sales Value, utility, remaining useful life or residual value of the Leased Property, and does not materially violate or conflict with, or constitute or result in a material default under, any Applicable Law or any insurance policy required hereunder. The Lessee shall not commit or permit any waste of the Leased Property or any material part thereof.

                                  ARTICLE VIII
                                    INSURANCE
                                    ---------

         (a) At any time during which any part of the Building or any Alteration is under construction and as to any part of the Building or any Alteration under construction, the Lessee shall maintain, or cause to be maintained, at its sole cost and expense, as a part of its blanket policies or otherwise, "all risk" non-reporting completed value form of builder's risk insurance.

         (b) During the Lease Term, the Lessee shall maintain, at its sole cost and expense, as a part of its blanket policies or otherwise, insurance against loss or damage to the Building by fire and other risks, including comprehensive boiler and machinery coverage, on terms and in amounts no less favorable than insurance covering other similar properties owned or leased by the Lessee and that are in accordance with prudent industry practice, but in no event less than the replacement cost of the Building from time to time.

         (c) During the Lease Term, the Lessee shall maintain, at its sole cost and expense, commercial general liability insurance with respect to the Leased Property, as is ordinarily procured by prudent Persons who own or operate similar properties in the same geographic area. Such insurance shall be on terms and in amounts that are no less favorable than insurance maintained by the Lessee or its Affiliates with respect to similar properties that it owns or leases and that are in accordance with prudent industry practice. Such insurance policies shall also provide that the Lessee's insurance shall be considered primary insurance. Nothing in this
Article VIII shall prohibit the Lessor, the Agent or any Lender from
------------
carrying at its own expense other insurance on or with respect to the Leased Property, provided that any insurance carried by the Lessor, the Agent or
          --------
any Lender shall not prevent the Lessee from carrying the insurance required hereby.

         (d) Each policy of insurance maintained by the Lessee pursuant to clauses (a) and (b) of this Article VIII shall provide that all insurance
-----------     ---         ------------
proceeds in respect of any loss or occurrence shall be adjusted by the Lessee, except if, and for so long as an Event of Default exists, all losses shall be adjusted solely by, and all insurance proceeds shall be paid solely to, the Agent (or the Lessor if the Loans have been fully paid) for application pursuant to this Lease.

         (e) On the Closing Date, on the Completion Date for the Leased Property and on each anniversary of the Closing Date, the Lessee shall furnish the Lessor with certificates showing the insurance required under this Article VIII to be in effect and naming the Lessor, the Agent and the
     ------------
Lenders as additional insureds. Such certificates shall include a provision for thirty (30) days' advance written notice by the insurer to the Lessor and the Agent in the event of cancellation or expiration or nonpayment of premium with respect to such insurance, and shall include a customary breach of warranty clause. The Lessee shall provide evidence to the Lessor and the Agent that each insurance policy required by this Article VIII has been
                                                  ------------
renewed or replaced prior to the scheduled expiration date therefor.

         (f) Each policy of insurance maintained by the Lessee pursuant to this Article VIII shall (i) contain the waiver of any right of subrogation
     ------------
of the insurer against the Lessor, the Agent and the Lenders, and (ii) provide that in respect of the interests of the Lessor, the Agent and the Lenders, such policies shall not be invalidated by any fraud, action, inaction or misrepresentation of the Lessee or any other Person acting on behalf of the Lessee.

         (g)    All insurance policies carried in accordance with this
Article VIII shall be maintained with insurers rated at least "A" by A.M.
------------
Best & Company, and in all cases the insurer shall be qualified to insure risks in the State where the Leased Property is located.

                                   ARTICLE IX
                            ASSIGNMENT AND SUBLEASING
                            -------------------------

         The Lessee may not assign any of its right, title or interest in, to or under this Lease, except as set forth in the following sentence. The Lessee may assign its right under this Lease or sublease all or any portion of the Leased Property, provided that (a) all obligations of the Lessee
                        --------
shall continue in full effect as obligations of a principal and not of a guarantor or surety, as though no assignment or sublease had been made; (b) such assignment or sublease shall be expressly subject and subordinate to this Lease, the Loan Agreement and the other Operative Documents; and (c) each such assignment or sublease shall terminate on or before the Lease Termination Date. The Lessee shall give the Agent and the Lessor prompt written notice of any such assignment or sublease.

         Except pursuant to an Operative Document, this Lease shall not be mortgaged or pledged by the Lessee, nor shall the Lessee mortgage or pledge any interest in the Leased Property or any portion thereof. Any such mortgage or pledge shall be void.

                                   ARTICLE X
                    LOSS, DESTRUCTION, CONDEMNATION OR DAMAGE
                    -----------------------------------------

         Section 10.1   Event of Loss. Any event (i) which would otherwise
                        -------------
constitute a Casualty during the Base Term, and (ii) which, in the good faith judgment of the Lessee, renders repair and restoration of the Leased Property impossible or impractical, or requires repairs to the Leased Property that would cost in excess of fifty percent (50%) of the original cost of the Leased Property, and (iii) as to which the Lessee, within sixty
(60) days after the occurrence of such event, delivers to the Lessor an Officer's Certificate notifying the Lessor of such event and of such judgment, shall constitute an "Event of Loss". In the case of any other
                               -------------
event which constitutes a Casualty, the Lessee shall restore the Leased Property pursuant to Section 10.3. If an Event of Loss other than an Event
                     ------------
of Taking shall occur, the Lessee shall pay to the Lessor on the later of
(i) the thirtieth day (30th) and (ii) the next Payment Date following delivery of the Officer's Certificate pursuant to clause (iii) above an amount equal to the Lease Balance. Upon the Lessor's receipt of the Lease Balance on such date, the Lessor shall cause the Lessor's interest in the Leased Property to be conveyed to the Lessee in accordance with and subject to the provisions of Section 14.5 hereof; upon completion of such purchase,
                     ------------
but not prior thereto, this Lease with respect to the Leased Property and all obligations hereunder with respect to the Leased Property shall terminate, except with respect to obligations and liabilities hereunder, actual or contingent, that have arisen or relate to events occurring on or prior to such date of purchase, or which are expressly stated herein to survive termination of this Lease.

         Upon the consummation of the purchase of the Leased Property pursuant to this Section 10.1, any proceeds derived from insurance required
                 ------------
to be maintained by the Lessee pursuant to this Lease for the Leased Property remaining after payment of such purchase price shall be paid over to, or retained by, the Lessee or as it may direct, and the Lessor shall assign to the Lessee, without warranty, all of the Lessor's rights to and interest in such insurance required to be maintained by the Lessee pursuant to this Lease.

         Section 10.2   Event of Taking. Any event (i) which constitutes a
                        ---------------
Condemnation of all of, or substantially all of, the Leased Property, or
(ii) (A) which would otherwise constitute a Condemnation, (B) which, in the good faith judgment of the Lessee, renders restoration and rebuilding of the Leased Property impossible or impractical, or requires repairs to the Leased Property that would cost in excess of fifty percent (50%) of the original cost of the Leased Property, and (C) as to which the Lessee, within sixty
(60) days after the occurrence of such event, delivers to the Lessor an Officer's Certificate notifying the Lessor of such event and of such judgment, shall constitute an "Event of Taking". In the case of any other
                               ---------------
event which constitutes a Condemnation, the Lessee shall restore and rebuild the Leased Property pursuant to Section 10.4. If an Event of Taking shall
                                ------------
occur, the Lessee shall pay to the Lessor (1) on the later of (A) the thirtieth (30th) day and (B) the next Payment Date following the occurrence of such Event of Taking, in the case of an Event of Taking described in clause (i) above, or (2) on the later of (A) the thirtieth (30th) day and
(B) the next Payment Date following delivery of the Officer's Certificate pursuant to clause (ii) above, in the case of an Event of Taking described in clause (ii) above, an amount equal to the Lease Balance. Upon the Lessor's receipt of the Lease Balance on such date, the Lessor shall cause the Lessor's interest in the Leased Property to be conveyed to the Lessee in accordance with and subject to the provisions of Section 14.5 hereof
                                                 ------------
(provided that such conveyance shall be subject to all rights of the condemning authority); upon completion of such purchase, but not prior thereto, this Lease with respect to the Leased Property and all obligations hereunder with respect to the Leased Property shall terminate, except with respect to obligations and liabilities hereunder, actual or contingent, that have arisen or relate to events occurring on or prior to such date of purchase, or which are expressly stated herein to survive termination of this Lease.

         Upon the consummation of the purchase of the Leased Property pursuant to this Section 10.2, all Awards received by the Lessor, after
                 ------------
deducting any reasonable costs incurred by the Lessor in collecting such Awards, received or payable on account of an Event of Taking with respect to the Leased Property during the Lease Term shall be paid to the Lessee, and all rights of the Lessor in Awards not then received shall be assigned to the Lessee by the Lessor.

         Section 10.3   Casualty. If a Casualty shall occur which is not an
                        --------
Event of Loss, the Lessee shall rebuild and restore the Leased Property in accordance with the terms of this Lease and the other Operative Documents, will complete the same prior to the Lease Termination Date, and will cause the condition set forth in Section 3.5(c) of the Master Agreement to be fulfilled with respect to such restoration and rebuilding prior to the Lease Termination Date, regardless of whether insurance proceeds received as a result of such Casualty are sufficient for such purpose.

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

         Section 10.4   Condemnation. If a Condemnation shall occur which is
                        ------------
not an Event of Taking, the Lessee shall rebuild and restore the Leased Property in accordance with the terms of this Lease and the other Operative Documents, will complete the same prior to the Lease Termination Date, and will cause the condition set forth in Section 3.5(c) of the Master Agreement to be fulfilled with respect to such restoration and rebuilding prior to the Lease Termination Date.

         Section 10.5   Verification of Restoration and Rebuilding. In the
                        ------------------------------------------
event of Casualty or Condemnation, to verify the Lessee's compliance with the foregoing Section 10.3 or 10.4, as appropriate, the Lessor, the Agent,
              ------------    ----
the Lenders and their respective authorized representatives may, upon five
(5) Business Days' notice to the Lessee, make inspections of the Leased Property with respect to (i) the extent of the Casualty or Condemnation and
(ii) the restoration and rebuilding of the Building and the Land. All actual and reasonable out-of-pocket costs of such inspections incurred by the Lessor, the Agent or any Lender will be paid by the Lessee promptly after written request. No such inspection shall unreasonably interfere with the Lessee's operations or the operations of any other occupant of the Leased Property. None of the inspecting parties shall have any duty to make any such inspection or inquiry and none of the inspecting parties shall incur any liability or obligation by reason of making or not making any such inspection or inquiry.

         Section 10.6   Application of Payments. All proceeds (except for
                        -----------------------
payments under insurance policies maintained other than pursuant to
Article VIII of this Lease) received at any time by the Lessor, the Lessee
------------
or the Agent from any Governmental Authority or other Person with respect to any Condemnation or Casualty to the Leased Property or any part thereof or with respect to an Event of Loss or an Event of Taking, plus the amount of any payment that would have been due from an insurer but for the Lessee's self-insurance or deductibles ("Loss Proceeds"), shall (except to the extent
                                -------------
Section 10.9 applies) be applied as follows:
------------

         (a) In the event the Lessee purchases the Leased Property pursuant to Section 10.1 or Section 10.2, such Loss Proceeds shall be applied as set
   ------------    ------------
forth in Section 10.1 or Section 10.2, as the case may be;
         ------------    ------------

         (b) In the event of a Casualty at such time when no Potential Event of Default or Event of Default has occurred and the Lessee is obligated to repair and rebuild the Leased Property pursuant to Section 10.3, the Lessee
                                                   ------------
may, in good faith and subsequent to the date of such Casualty, certify to the Lessor, the Lenders and the Agent and to the applicable insurer that no Potential Event of Default or Event of Default has occurred, in which event the applicable insurer shall pay the Loss Proceeds to the Lessee, unless the estimated cost of restoration exceeds the lesser of $250,000 and fifty percent (50%) of the original cost of the Leased Property in which case the Loss Proceeds shall be paid to the Agent (or the Lessor if the Loans have been paid in full), and shall be promptly released to the Lessee upon certification by the Lessee to the Lessor and the Agent that the Lessee has incurred costs in the amount requested to be released for the repair and rebuilding of the Leased Property and satisfaction of such other requirements as may be reasonably requested by the Lessor and the Agent (including, without limitation, satisfaction of conditions to release of such funds to the Lessee comparable to the conditions precedent to Advances under the Operative Documents);

         (c)    In the event of a Condemnation at such time when no
Potential Event of Default or Event of Default has occurred and the Lessee is obligated to repair and rebuild the Leased Property pursuant to
Section 10.4, the Lessee may, in good faith and subsequent to the date of such
------------
Condemnation, certify to the Lessor and the Agent that no Potential Event of Default or Event of Default has occurred and shall satisfy such other requirements as may be reasonably requested by the Lessor or the Agent, in which event the applicable Award shall be paid over to the Lessee provided that, if such Award exceeds the lesser of $250,000 and fifty percent (50%) of the original cost of the Leased Property, such Award shall be paid to the Agent (or the Lessor if the Loans have been paid in full), and shall be promptly released to the Lessee upon receipt by the Lessor and the Agent of a certification as described above and satisfaction of such other requirements as may reasonably be requested by the Lessor and the Agent (including, without limitation, satisfaction of conditions to release of such funds to the Lessee comparable to the conditions precedent to Advances under the Operative Documents); and

         (d)    As provided in Section 10.8, if such section is applicable.
                               ------------

         During any period of repair or rebuilding pursuant to this
Article X, this Lease will remain in full force and effect and Basic Rent
---------
shall continue to accrue and be payable without abatement or reduction. The Lessee shall maintain records setting forth information relating to the receipt and application of payments in accordance with this Section 10.6.
                                                            ------------
Such records shall be kept on file by the Lessee at its offices and shall be made available to the Lessor, the Lenders and the Agent upon request.

         Section 10.7   Prosecution of Awards.
                        ---------------------

         (a) If any Condemnation shall occur, the party receiving the notice of such Condemnation shall give to the other party and the Agent promptly, but in any event within thirty (30) days after the occurrence thereof, written notice of such occurrence and the date thereof, generally describing the nature and extent of such Condemnation. With respect to any Event of Taking or any Condemnation, the Lessee shall control the negotiations with the relevant Governmental Authority as to any proceeding in respect of which Awards are required, under Section 10.6, to be assigned
                                               ------------
or released to the Lessee, unless a Potential Event of Default or Event of Default shall have occurred, in which case (i) the Agent (or the Lessor if the Loans have been fully paid) shall control such negotiations; and (ii) the Lessee hereby irrevocably assigns, transfers and sets over to the Agent (or the Lessor if the loans have been fully paid) all rights of the Lessee to any Award on account of any Event of Taking or any Condemnation and, if there will not be separate Awards to the Lessor and the Lessee on account of such Event of Taking or Condemnation, irrevocably authorizes and empowers the Agent (or the Lessor if the Loans have been fully paid), with full power of substitution, in the name of the Lessee or otherwise (but without limiting the obligations of the Lessee under this Article X), to file and
                                                  ---------
prosecute what
would otherwise be the Lessee's claim for any such Award and to collect, receipt for and retain the same. In any event the Lessor and the Agent may participate in such negotiations, and no settlement will be made without the prior consent of the Agent (or the Lessor if the Loans have been fully paid), not to be unreasonably withheld.

         (b) Notwithstanding the foregoing, the Lessee may prosecute, and the Lessor shall have no interest in, any claim with respect to the Lessee's personal property and equipment not financed by or otherwise property of the Lessor, business interruption or similar award and the Lessee's relocation expenses.

         Section 10.8   Application of Certain Payments Not Relating to an
                        --------------------------------------------------
Event of Taking. In case of a requisition for temporary use of all or a
---------------
portion of the Leased Property which is not an Event of Taking, this Lease shall remain in full force and effect with respect to the Leased Property, without any abatement or reduction of Basic Rent, and the Awards for the Leased Property shall, unless a Potential Event of Default or Event of Default has occurred, be paid to the Lessee.

         Section 10.9   Other Dispositions. Notwithstanding the foregoing
                        ------------------
provisions of this Article X, if a Potential Event of Default or an Event of
                   ---------
Default shall have occurred, any amount that would otherwise be payable to or for the account of, or that would otherwise be retained by, the Lessee pursuant to this Article X shall be paid to the Agent (or the Lessor if the
                 ---------
Loans have been fully paid) as security for the obligations of the Lessee under this Lease and, at such time thereafter as no Potential Event of Default or Event of Default shall be continuing, such amount shall be paid promptly to the Lessee to the extent not previously applied by the Lessor or the Agent in accordance with the terms of this Lease or the other Operative Documents.

         Section 10.10  No Rent Abatement. Rent shall not abate hereunder by
                        -----------------
reason of any Casualty, any Event of Loss, any Event of Taking or any Condemnation of the Leased Property, and the Lessee shall continue to perform and fulfill all of the Lessee's obligations, covenants and agreements hereunder notwithstanding such Casualty, Event of Loss, Event of Taking or Condemnation until the Lease Termination Date.

                                   ARTICLE XI
                           INTEREST CONVEYED TO LESSEE
                           ---------------------------

         The Lessee and the Lessor intend that this Lease be treated, for accounting purposes, as an operating lease. For all other purposes, the Lessee and the Lessor intend that the transaction represented by this Lease be treated as a financing transaction, and for such purposes, it is the intention of the parties hereto (i) that this Lease be treated as a mortgage, security deed or deed of trust (whichever is applicable in the jurisdiction in which the Leased Property is located) and security agreement, encumbering the Leased Property, and that the Lessee, as grantor, hereby grants to the Lessor, as mortgagee or beneficiary and secured party, or any successor thereto, a first and paramount Lien on the Leased Property in which the Lessee has an interest, (ii) that the

Lessor shall have, as a result of such determination, all of the rights, powers and remedies of a mortgagee, deed of trust beneficiary or secured party available under Applicable Law to take possession of and sell (whether by foreclosure or otherwise) the Leased Property, (iii) that the effective date of such mortgage, security deed or deed of trust shall be the effective date of this Lease, or the Lease Supplement, if later, (iv) that the recording of this Lease or the Lease Supplement shall be deemed to be the recording of such mortgage, security deed or deed of trust, and (v) that the obligations secured by such mortgage, security deed or deed of trust shall include the Funded Amount and all Basic Rent and Supplemental Rent hereunder and all other obligations of and amounts due from the Lessee hereunder and under the Operative Documents.

                                  ARTICLE XII
                                EVENTS OF DEFAULT
                                -----------------

         Each of the following events shall constitute an Event of Default (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any Governmental Authority):

         (a) The Lessee shall fail to make any payment of Basic Rent when due; or

         (b) (i) The Lessee shall fail to make any payment of Rent (other than Basic Rent and other than as set forth in clause (c) or any other
                                               ----------
amount payable hereunder or under any of the other Operative Documents (other than Basic Rent and other than as set forth in clause (c)), and such
                                                      -----------
failure shall continue for a period of five (5) days after the same becomes due; or (ii) the Lessee shall fail to pay the Funded Amount or Lease Balance when due pursuant to Sections 10.1, 10.2, 14.1 or 14.2, or the Lessee shall
                     -------------  ----  ----    ----
fail to pay the Recourse Deficiency Amount when required pursuant to
Article XIV or the Construction Agent shall fail to make any payment when
-----------
due under the Construction Agency Agreement; or

         (c) The Lessee or JFC or any of their Subsidiaries fails to perform or observe any term, covenant or agreement contained in
Section 5.1(p)(vii), (xi), (xii), (xv) or (xvi) or in Section 5.2 of the Master Agreement; or

         (d)    The Lessee shall fail to maintain insurance as required by
Article VIII hereof, and such failure shall continue until the earlier of
------------
(i) fifteen (15) days after written notice thereof from the Lessor and (ii) the day immediately preceding the date on which any applicable insurance coverage would otherwise lapse or terminate; or

         (e) The Lessee, JFC or any of their Subsidiaries shall default in the due and punctual performance of or compliance with any covenant, condition or agreement to be performed or observed by it under any provision of Sections 5.1(g), (h), (j), (k) or (m), inclusive, of the Master Agreement or shall use the proceeds of the Fundings for a purpose other than as stated in Section 5.1(u) of the Master Agreement, and any such failure or use shall continue unremedied for five

(5) days following the date on which such covenant, condition or agreement shall have been required to be performed or observed, or such use of proceeds shall have varied from that stated in Section 5.1(u) of the Master Agreement; or

         (f) The Lessee, JFC or any of their Subsidiaries shall default in the due and punctual performance of or compliance with any covenant, condition or agreement to be performed or observed by it under any provision of Sections 5.1(c)-(f), inclusive, 5.1(i) or 5.1(n) of the Master Agreement and any such failure shall continue unremedied for ten (10) days following the date on which such covenant, condition or agreement shall have been required to be performed or observed; or

         (g) The Lessee, JFC or any of their Subsidiaries shall default in the due and punctual performance of or compliance with any covenant, condition or agreement to be performed or observed by it under any other provision of this Lease or any of the other Operative Documents and any such failure shall continue unremedied for thirty (30) days after the earlier of
(x) the date upon which any senior officer of the Lessee or JFC knew or reasonably should have known of such default or (y) the date on which such covenant, condition or agreement shall have been required to be performed or observed; or

         (h) Any representation or warranty of the Lessee or JFC made in any of the Operative Documents or in any certificate, document or financial or other statement or in connection with the Transaction or pursuant to the Operative Documents shall have been false or inaccurate in any material respect on the date as of which made or deemed made; or

         (i) The Lessee, JFC, or any of their Subsidiaries (A) shall fail to make when due or payable any payment required to be made by it in respect of (x) any Indebtedness for Money Borrowed (other than pursuant to the Operative Documents) whether or not subject to a Subordination Agreement, or
(y) any Indebtedness other than Indebtedness for Money Borrowed, whether or not subject to a Subordination Agreement, if such failure extends beyond the applicable grace period (if any) specified in the relevant document on the date of such failure or (B) shall fail duly and punctually to perform or observe any other covenant, condition, or agreement contained in, or any other event shall occur or condition shall exist under, any evidence of Indebtedness, or any agreement securing or relating to any Indebtedness, and the effect of such failure is (x) to cause, or permit the holder of such Indebtedness or a trustee to cause, such Indebtedness to become due or to be required to be repurchased, prior to its scheduled maturity or such Indebtedness to become payable or cash collateral in respect thereof to be demanded or (y) to permit the holder of such Indebtedness or a trustee to elect any Person to the Board of Directors of any Subsidiary; provided, that
                                                              --------
any Event of Default arising under clause (B) in respect of Indebtedness
                                   ----------
shall be determined without regard to any amendment to or waiver of any provision of the document or instrument evidencing such indebtedness or any related document or instrument entered into by the parties thereto in anticipation of, concurrent with or subsequent to the occurrence of any such event or circumstance, including, without limitation, the occurrence of any event or condition that (x) results in any such Indebtedness becoming due prior to its scheduled maturity or (y) enables or permits the lenders under such Indebtedness (as amended, modified, supplemented or replaced from time to time), or any agent on their behalf, to cause the loans thereunder to become due or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; or

         (j) A default shall occur under the provisions of any preferred stock (or any agreement relating thereto) of any Subsidiary, and the effect of the same shall be (i) to require, or permit the holders thereof to require, the issuer thereof to redeem the same prior to any mandatory redemption date or (ii) to permit the holders thereof to elect any Person to the Board of Directors of such Subsidiary; or

         (k) A final judgment or judgments for the payment of money in excess of $500,000 in the aggregate shall be rendered against the Lessee, JFC and any Subsidiary (or any one or more of such Persons) and shall remain in force undischarged and unstayed for a period of more than the longer of
(x) 60 days or (y) the shorter of (i) the period provided for requesting a stay of such judgment or (ii) the period provided for filing an appeal from such judgment, both as established for the jurisdiction in which such judgment was rendered and without regard for any extension or renewal periods applicable to either thereof; or

         (l) The Lessee, JFC or any of their Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or the Lessee, JFC or any of their Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Lessee, JFC or any of their Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above which
                                                      ----------
(A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of sixty (60) days; or (iii) there shall be commenced against the Lessee, JFC or any of their Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty
(60) days from the entry thereof; or (iv) the Lessee, JFC or any of their Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) the Lessee, JFC or any of their
----------  ----     -----
Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due or there shall be any receivership, insolvency, or liquidation pursuant to SIPA; or

         (m) (i) An ERISA Event shall occur with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Lessee, JFC or any ERISA Affiliate under Title IV of ERISA to such Pension Plan or Multiemployer Plan or to the PBGC in an aggregate amount for all such Pension Plans and Multiemployer Plans in excess of $500,000, less any outstanding amounts under clauses (ii) and
(iii); (ii) the aggregate amount of Unfunded Pension Liability among all Pension Plans and Multiemployer Plans at any time exceeds $500,000, less any outstanding amounts under clauses (i) and (iii) (determined, in respect of Multiemployer Plans, by reference to the Unfunded Pension Liability for which the Lessee, JFC or any ERISA Affiliate may be liable); or (iii) the Lessee, JFC or any ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of $500,000, less any outstanding amounts under clauses (i) and (ii); or

         (n)    Intentionally Omitted.

         (o) The Guarantor fails in any material respect to perform or observe any term, covenant or agreement in the Guaranty, or the Guaranty is for any reason partially (including with respect to future advances) or wholly revoked or invalidated, or otherwise ceases to be in full force and effect, or the Guarantor or any other Person contests in any manner the validity or enforceability thereof or denies that it has any further liability or obligation thereunder; or any event described at subsection (l)
                                                              --------------
of this Section occurs with respect to the Guarantor or the Guarantor shall
        -------
repudiate or terminate the Guaranty, or the Guaranty shall at any time cease to be in full force and effect or cease to be the legal, valid and binding obligation of the Guarantor; or

         (p) Any non-monetary judgment, order or decree is entered against the Lessee or any Subsidiary which does or would reasonably be expected to have a Material Adverse Effect, and there shall be any period of fifteen
(15) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect;
or

         (q)    There occurs any Change of Control; or

         (r) Any Governmental Authority or any Business Association revokes or fails to renew any material license, permit or franchise of the Lessee, JFC or any Subsidiary, or the Lessee, JFC or any Subsidiary for any reason loses any material license, permit or franchise, or the Lessee, JFC or any Subsidiary suffers the imposition of any restraining order, escrow, suspension or impound of funds in connection with any proceeding (judicial or administrative) with respect to any material license, permit or franchise which, in the case of any restraining order, escrow or impound of funds is not dismissed or released within thirty (30) days after filing or imposition; or

         (s)    The occurrence of a Construction Agency Event of Default; or

         (t) There shall have been asserted against the Lessee or any of its Subsidiaries an environmental claim that, in the reasonable judgment of the Lenders, is reasonably likely to be determined adversely to the Lessee or any of its Subsidiaries, and the amount thereof (either individually or in the aggregate) is reasonably likely to have a Material Adverse Effect (insofar as such amount is payable by the Lessee or any of its Subsidiaries but after deducting any portion thereof that is reasonably expected to be paid by other creditworthy Persons jointly and severally liable therefor); or

         (u) The Lessee, JFC or the Lessee's General Partner shall be terminated, dissolved or liquidated (as a matter of law or otherwise) or proceedings shall be commenced by any Person (including the Lessee, JFC or the Lessee's General Partner) seeking the termination, dissolution or liquidation of the Lessee, JFC or the Lessee's General Partner, as the case may be, and such proceedings are not dismissed within twenty (20) days after filing; or

         (v) The Liens created by the Operative Documents shall at any time not constitute a valid and perfected Lien on the collateral intended to be covered thereby (to the extent perfection by filing, registration, recordation or possession is required herein or therein) in favor of the Agent, free and clear of all other Liens (other than Permitted Liens), or, except for expiration in accordance with its terms, any of the Operative Documents shall for whatever reason be terminated or cease to be in full force and effect, or the enforceability thereof shall be contested by the Lessee or any other obligor; or

         (w) A court or other Governmental Authority or agency or Business Association having jurisdiction shall enter a decree or order approving or acknowledging as properly filed or commenced against the Lessee or any Subsidiary a petition or proceedings for liquidation pursuant to SIPA or otherwise, rehabilitation, readjustment or composition (or for any related or similar purpose) under any law (other than the Bankruptcy Code) relating to financially distressed debtors, their creditors or property, and any such decree or order shall remain in force undischarged and unstayed for a period of more than 30 days; or

         (x) The Lessee, JFC or any of their Subsidiaries shall take corporate action for the purpose or with the effect of authorizing, acknowledging or confirming the taking or existence of any action or condition specified in paragraph (l) above; or

         (y) The Lessee shall fail to file any report or information required pursuant to SIPA, or shall fail to pay when due all or any part of an assessment made upon the Lessee pursuant to SIPA, and such failure shall not have been cured, by the filing of such report or information or by the making of such payment, together with interest thereon, within five days after receipt by the Lessee, of written notice of such failure given by or on behalf of SIPC pursuant to Section 10(a) of SIPA; or

         (z) The making of an application by SIPC for a decree adjudicating that customers of the Lessee are in need of protection under SIPA and the failure of the Lessee to obtain the dismissal of such application within 30 days;

         (aa) Aggregate Indebtedness of the Lessee shall exceed 1500% of its Net Capital or, if the Lessee has elected to operate under paragraph
(a)(1)(ii) of Rule 15c3-1, its Net Capital computed in accordance therewith shall be less than 2% of its aggregate debit items computed in accordance with Exhibit A to Rule 15c3-3 or (if registered as a futures commission merchant) its net capital (as defined in the CEA or the regulations then existing thereunder) shall be less than 4% of the funds required to be segregated pursuant to the CEA and the regulations thereunder and the foreign futures or foreign options secured amounts (less the market value of commodity options purchased by option customers on or subject to the rules of a contract market or a foreign Board of Trade, each such deduction not to exceed the amount of funds in the option customer's account and the foreign futures or foreign options secured amounts), if greater (or, in either case, such greater or lesser percentage as may be made applicable to the Lessee by the self-regulatory or governmental agencies or bodies having appropriate authority), throughout a period of not less than fifteen (15) consecutive Business Days, commencing on the date the Lessee first determines and notifies the Examining Authority or the Examining Authority or the SEC first determines and notifies the Lessee of such fact; or

         (bb) The SEC or any State Securities Commission shall revoke the broker-dealer registration of the Lessee; or

         (cc) The Examining Authority or any Business Association shall suspend (and not reinstate within 10 days) or revoke the Lessee's membership as a member of such Examining Authority or any Business Association.

                                  ARTICLE XIII
                                   ENFORCEMENT
                                   -----------

         Section 13.1   Remedies. Upon the occurrence and during the
                        --------
continuance of any Event of Default, the Lessor may do one or more of the following as the Lessor in its sole discretion shall determine, without limiting any other right or remedy the Lessor may have on account of such Event of Default (including, without limitation, the obligation of the Lessee to purchase the Leased Property as set forth in Section 14.3):
                                                       ------------

         (a) The Lessor may, by notice to the Lessee, rescind or terminate this Lease as of the date specified in such notice; however, (i) no reletting, reentry or taking of possession of the Leased Property by the Lessor will be construed as an election on the Lessor's part to terminate this Lease unless a written notice of such intention is given to the Lessee,
(ii) notwithstanding any reletting, reentry or taking of possession, the Lessor may at any time thereafter elect to terminate this Lease for a continuing Event of Default, and (iii) no act or thing done by the Lessor or any of its agents, representatives or employees and no agreement accepting a surrender of the Leased Property shall be valid unless the same be made in writing and executed by the Lessor;

         (b) The Lessor may (i) demand that the Lessee, and the Lessee shall upon the written demand of the Lessor, return the Leased Property promptly to the Lessor in the manner and condition required by, and otherwise in accordance with all of the provisions of, Articles VI and XIV
                                                       -----------     ---
hereof as if the Leased Property were being returned at the end of the Lease Term, and the Lessor shall not be liable for the reimbursement of the Lessee for any costs and expenses incurred by the Lessee in connection therewith and (ii) without prejudice to any other remedy which the Lessor may have for possession of the Leased Property, and to the extent and in the manner permitted by Applicable Law, enter upon the Leased Property and take immediate possession of the Leased Property or any part thereof (to the exclusion of the Lessee) and expel or remove the Lessee and any other person who may be occupying the Leased Property, by summary proceedings or otherwise, all without liability to the Lessee for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or otherwise and, in addition to the Lessor's other damages, the Lessee shall be responsible for the actual and reasonable costs and expenses of reletting, including brokers' fees and the reasonable costs of any alterations or repairs made by the Lessor;

         (c) The Lessor may (i) sell all or any part of the Leased Property at public or private sale, as the Lessor may determine, free and clear of any rights of the Lessee and without any duty to account to the Lessee with respect to such action or inaction or any proceeds with respect thereto (except to the extent required by clause (ii) below if the Lessor
                                          -----------
shall elect to exercise its rights thereunder) in which event the Lessee's obligation to pay Basic Rent for the Leased Property hereunder for periods commencing after the date of such sale shall be terminated or proportionately reduced, as the case may be; and (ii) if the Lessor shall so elect, demand that the Lessee pay to the Lessor, and the Lessee shall pay to the Lessor, on the date of such sale, as liquidated damages for loss of a bargain and not as a penalty (the parties agreeing that the Lessor's actual damages would be difficult to predict, but the aforementioned liquidated damages represent a reasonable approximation of such amount) (in lieu of Basic Rent due for periods commencing on or after the Payment Date coinciding with such date of sale (or, if the sale date is not a Payment Date, the Payment Date next preceding the date of such sale)), an amount equal to (a) the excess, if any, of (1) the sum of (A) all Rent due and unpaid to and including such Payment Date and (B) the Funded Amount with respect to the Leased Property, computed as of such date, over (2) the net proceeds of such sale (that is, after deducting all costs and expenses incurred by the Lessor, the Agent or any Lender incident to such conveyance (including, without limitation, all costs, expenses, fees, premiums and taxes described in Section 14.5); plus (b) interest at the Overdue Rate on
                   ------------   ----
the foregoing amount from such Payment Date until the date of payment;

         (d) The Lessor may, at its option, not terminate this Lease, and continue to collect all Basic Rent, Supplemental Rent, and all other amounts (including, without limitation, the Funded Amount) due to the Lessor (together with all costs of collection) and enforce the Lessee's obligations under this Lease as and when the same become due, or are to be performed, and, at the option of the Lessor, upon any abandonment of the Leased Property by the Lessee or re-entry of same by the Lessor, the Lessor may, in its sole and absolute discretion, elect not to terminate this Lease with respect thereto and may make such reasonable alterations and necessary repairs in order to relet the Leased Property, and relet the Leased Property or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as the Lessor in its reasonable discretion may deem advisable, and upon each such reletting all rentals actually received by the Lessor from such reletting shall be applied to the Lessee's obligations hereunder in such order, proportion and priority as the Lessor may elect in the Lessor's sole and absolute discretion. If such rentals received from such reletting during any Rent Period are less than the Rent to be paid during that Rent Period by the Lessee hereunder, the Lessee shall pay any deficiency, as calculated by the Lessor, to the Lessor on the Payment Date for such Rent Period;

         (e) If the Leased Property has not been sold, the Lessor may, whether or not the Lessor shall have exercised or shall thereafter at any time exercise any of its rights under paragraphs (a), (b), (c) or (d) of
                                      --------------  ---  ---    ---
this Article XIII with respect to the Leased Property, demand, by written
     ------------
notice to the Lessee specifying a date (the "Final Rent Payment Date") not
                                             -----------------------
earlier than thirty (30) days after the date of such notice, that the Lessee purchase, on the Final Rent Payment Date, the Leased Property in accordance with the provisions of Sections 14.2, 14.4 and 14.5; provided, however, that
                       -------------  ----     ----  --------  -------
(i) such purchase shall occur on the date set forth in such notice, notwithstanding the provision in Section 14.2 calling for such purchase to
                                 ------------
occur on the Lease Termination Date, and (ii) the Lessor's obligations under
Section 14.5(a) shall be limited to delivery of a special warranty deed and
---------------
quit claim bill of sale of the Leased Property, without recourse or warranty, but free and clear of Lessor Liens;

         (f) The Lessor may exercise any other right or remedy that may be available to it under Applicable Law, or proceed by appropriate court action (legal or equitable) to enforce the terms hereof or to recover damages for the breach hereof. Separate suits may be brought to collect any such damages for any Rent Period(s), and such suits shall not in any manner prejudice the Lessor's right to collect any such damages for any subsequent Rent
Period(s), or the Lessor may defer any such suit until after the expiration of the Lease Term, in which event such suit shall be deemed not to have accrued until the expiration of the Lease Term; or

         (g) The Lessor may retain and apply against the Lessor's damages (but only to the extent thereof) all sums which the Lessor would, absent such Event of Default, be required to pay to, or turn over to, the Lessee pursuant to the terms of this Lease.

         Section 13.2   Remedies Cumulative; No Waiver; Consents. To the
                        ----------------------------------------
extent permitted by, and subject to the mandatory requirements of, Applicable Law, each and every right, power and remedy herein specifically given to the Lessor or otherwise in this Lease shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Lessor, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any right, power or remedy. No delay or omission by the Lessor in the exercise of any right, power or remedy or in the pursuit of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of the Lessee or to be an acquiescence therein. The Lessor's consent to any request made by the Lessee shall not be deemed to constitute or preclude the necessity for obtaining the Lessor's consent, in the future, to all similar requests. No express or implied waiver by the Lessor of any Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Potential Event of Default or Event of Default. To the extent permitted by Applicable Law, the Lessee hereby waives any rights now or hereafter conferred by statute or otherwise that may require the Lessor to sell, lease or otherwise use the Leased Property or part thereof in mitigation of the Lessor's damages upon the occurrence of any Potential Event of Default or Event of Default or that may otherwise limit or modify any of the Lessor's rights or remedies under this Article XIII.
                                                  ------------

         Section 13.3   Purchase Upon an Event of Default. Upon the
                        ---------------------------------
occurrence of an Event of Default, until the date that is thirty (30) days after the Lessee receives written notice of such Event of Default, the Lessee may purchase all, but not less than all, of the Leased Property for the Lease Balance, plus any amounts due pursuant to Section 7.5 of the Master Agreement. Such purchase shall be made in accordance with Section
14.5 (except that the Lessor's obligations under Section 14.5(a) shall be
                                                 ---------------
limited to delivery of a special warranty deed and quit claim bill of sale of the Leased Property, without recourse or warranty (other than those contained in such special warranty deed), but free and clear of Lessor Liens), upon not less than five (5) Business Days' written notice (which shall be irrevocable) to the Lessor, which notice shall set forth the date of purchase (which shall be a date no later than ten (10) Business Days from the date of such notice).

                                  ARTICLE XIV
                            SALE, RETURN OR PURCHASE
                          OF LEASED PROPERTY; RENEWAL
                          ---------------------------

         Section 14.1   Lessee's Option to Purchase.
                        ---------------------------

         (a) Subject to the terms, conditions and provisions set forth in this Article XIV, the Lessee shall have the option (the "Purchase Option"),
     -----------                                         ---------------
to be exercised as set forth below, to purchase from the Lessor, the
Lessor's interest in all of the Leased Property. Such option must be exercised by written notice to the Lessor not later than six (6) months prior to the Lease Termination Date which notice shall be irrevocable; such notice shall specify the date that such purchase shall take place, which date shall be a date occurring not less than thirty (30) days after such notice or the Lease Termination Date (whichever is earlier). If the Purchase Option is exercised pursuant to the foregoing, then, subject to the provisions set forth in this Article XIV, on the applicable purchase date or
                             -----------
the Lease Termination Date, as the case may be, the Lessor shall convey to the Lessee, without recourse or warranty (other than as set forth in the special warranty deed and as to the absence of Lessor Liens), and the Lessee shall purchase from the Lessor, the Lessor's interest in the Leased Property leased by the Lessee.

         (b)    [Reserved]

         Section 14.2   Conveyance to Lessee. Unless (a) the Lessee shall have
                        --------------------
properly exercised the Purchase Option and purchased the Leased Property pursuant to Section 14.1(a), or (b) the Lessee shall have properly exercised
            ---------------
the Remarketing Option and shall have fulfilled all of the conditions of
Section 14.6 hereof, then, subject to the terms, conditions and provisions
------------
set forth in this Article XIV, the Lessee shall purchase from the Lessor,
                  -----------
and the Lessor shall convey to the Lessee, on the Lease Termination Date all of the Lessor's interest in the Leased Property leased to the Lessee. The Lessee may designate, in a notice given to the Lessor not less than ten (10) Business Days prior to the closing of such purchase, or any purchase pursuant to Section 14.1(a), (time being of the essence), the transferee to
            ---------------
whom the conveyance shall be made (if other than to the Lessee), in which case such conveyance shall (subject to the terms and conditions set forth herein) be made to such designee; provided, however, that such designation
                                  --------  -------
of a transferee shall not cause the Lessee to be released, fully or partially, from any of its obligations under this Lease.

         Section 14.3   Acceleration of Purchase Obligation. The Lessee shall
                        -----------------------------------
be obligated to purchase the Lessor's interest in the Leased Property immediately, automatically and without notice upon the occurrence of any Event of Default specified in clause (l) of Article XII, for the purchase
                                            -----------
price set forth in Section 14.4. Upon the occurrence of any other Event of
                   ------------
Default, the Lessee shall be obligated to purchase the Lessor's interest in the Leased Property for the purchase price set forth in Section 14.4 upon
                                                        ------------
notice of such obligation from the Lessor.

         Section 14.4   Determination of Purchase Price. Upon the purchase by
                        -------------------------------
the Lessee of the Lessor's interest in the Leased Property upon the exercise of the Purchase Option or pursuant to Section 14.2 or 14.3, the aggregate
                                      ------------    ----
purchase price for the Leased Property shall be an amount equal to the Lease Balance as of the closing date for such purchase, plus any amount due pursuant to Section 7.5(f) of the Master Agreement as a result of such purchase.

         Section 14.5   Purchase Procedure.
                        ------------------

         (a) If the Lessee shall purchase the Lessor's interest in the Leased Property pursuant to any provision of this Lease, (i) the Lessee shall accept from the Lessor, and the Lessor shall convey, the Leased Property by a duly executed and acknowledged special warranty deed and quit claim bill of sale of such the Leased Property in recordable form, and a quitclaim bill of sale of such Leased Property, (ii) upon the date fixed for any purchase of the Lessor's interest in the Leased Property hereunder, the Lessee shall pay to the order of the Agent (or the Lessor if the Loans have been paid in full) the Lease Balance, plus any amount due pursuant to
Section 7.5 of the Master Agreement as a result of such purchase, by wire transfer of immediately available funds, (iii) the Lessor will execute and deliver to the Lessee such other documents, including releases, affidavits, termination agreements and termination statements, as may be legally required or as may be reasonably requested by the Lessee in order to effect such conveyance, free and clear of Lessor Liens and the Liens of the Operative Documents and (iv) if reasonably requested by the Lessee, the Lessor will execute and deliver to the Lessee an assignment or termination of the Ground Lease (if the same is still in effect), in such form as may be reasonably requested by the Lessee, and the Lessee shall pay any amounts due with respect thereto under the Ground Lease.

         (b) The Lessee shall, at the Lessee's sole cost and expense, obtain all required governmental and regulatory approvals and consents and, in connection therewith, shall make such filings as required by Applicable Law. In the event that the Lessor is required by Applicable Law to take any action in connection with such purchase and sale, the Lessee shall pay prior to transfer all costs incurred by the Lessor in connection therewith. Without limiting the foregoing, all costs incident to such conveyance, including, without limitation, the Lessee's attorneys' fees, the Lessor's attorneys' fees, commissions, the Lessee's and the Lessor's escrow fees, recording fees, title insurance premiums and all applicable documentary transfer or other transfer taxes and other taxes required to be paid in order to record the transfer documents that might be imposed by reason of such conveyance and the delivery of such deed shall be borne entirely by and paid by the Lessee.

         (c) Upon expiration or termination of this Lease resulting in conveyance of the Lessor's interest in the title to the Leased Property to the Lessee, there shall be no apportionment of rents (including, without limitation, water rents and sewer rents), taxes, insurance, utility charges or other charges payable with respect to the Leased Property, all of such rents, taxes, insurance, utility or other charges due and payable with respect to the Leased Property prior to termination being payable by the Lessee hereunder and all due after such time being payable by the Lessee as the then owner of the Leased Property.

         Section 14.6   Option to Remarket. Subject to the fulfillment of
                        ------------------
each of the conditions set forth in this Section 14.6, the Lessee shall have
                                         ------------
the option to market all of the Leased Property for the Lessor (the "Remarketing Option"). The Lessee's effective exercise and consummation of
 ------------------
the Remarketing Option shall be subject to the due and timely fulfillment of each of the following provisions, the failure of any of which, unless waived in writing by the Lessor, the Agent and the Lenders, shall render the Remarketing Option and the Lessee's exercise thereof null and void, in which event, the Lessee shall be obligated to perform its obligations under
Section 14.2.
------------

         (a) Not later than twelve (12) months prior to the Lease Termination Date, the Lessee shall give to the Lessor and the Agent written notice of the Lessee's exercise of the Remarketing Option.

         (b) Not later than ten (10) Business Days prior to the Lease Termination Date, the Lessee shall deliver to the Lessor and the Agent an environmental assessment of the Leased Property leased by it dated not earlier than forty-five (45) days prior to the Lease Termination Date. Such environmental assessment shall be prepared by an environmental consultant selected by the Required Funding Parties, shall be in form, detail and substance reasonably satisfactory to the Required Funding Parties and shall otherwise indicate the environmental condition of the Leased Property to be the same as described in the Environmental Audit.

         (c) On the date of the Lessee's notice to the Lessor and the Agent of the Lessee's exercise of the Remarketing Option, each of the Construction Conditions shall have been timely satisfied and no Event of Default or Potential Event of Default shall exist, and thereafter, no Event of Default or Potential Event of Default shall exist under this Lease.

         (d) The Lessee shall have completed all Alterations, restoration and rebuilding of the Leased Property leased by it pursuant to Sections 6.1,
                                                               ------------
6.2, 10.3 and 10.4 (as the case may be) and shall have fulfilled all of the
---  ----     ----
conditions and requirements in connection therewith pursuant to such Sections or otherwise as required hereunder or under the other Operative
--------
Documents, in each case, by the date on which the Lessor and the Agent receive the Lessee's notice of the Lessee's exercise of the Remarketing Option (time being of the essence), regardless of whether the same shall be within the Lessee's control. If any use of the Leased Property has substantially changed the character of the Leased Property (without implying any consent to such use by the Lessor or the Agent), the Lessee shall, if requested by the Lessor or the Agent, restore the Leased Property to its general character as of the commencement of this Lease, except for normal wear and tear.

         (e) The Lessee shall promptly provide any maintenance records relating to the Leased Property leased by it to the Lessor, the Agent and any potential purchaser upon request and shall otherwise do all things necessary to deliver possession of the Leased Property to the potential purchaser. The Lessee shall allow the Lessor, the Agent and any potential purchaser access to the Leased Property for the purpose of inspecting the same.

         (f) On the Lease Termination Date, the Lessee shall surrender the Leased Property leased by it in accordance with Section 14.8 hereof.
                                                ------------

         (g) In connection with any such sale of the Leased Property, the Lessee will provide to the purchaser all customary "seller's" indemnities requested by the potential purchaser, representations and warranties regarding title, absence of Liens (except Lessor Liens) and the condition of the Leased Property, including, without limitation, a customary environmental indemnity. The Lessee shall fulfill all of the requirements set forth in clause (b) of Section 14.5, and such requirements are
             ----------    ------------
incorporated herein by reference. As to the Lessor, any such sale shall be made on an "as is, with all faults" basis without representation or warranty by the Lessor, other than the absence of Lessor Liens.

         (h) In connection with any such sale of the Leased Property, the Lessee shall pay directly, and not from the sale proceeds, all prorations, credits, costs and expenses of the sale of the Leased Property leased by it, whether incurred by the Lessor, any Lender, the Agent or the Lessee, including without limitation, the cost of all title insurance, surveys, environmental reports, appraisals, transfer taxes, the Lessor's and the Agent's attorneys' fees, the Lessee's attorneys' fees, commissions, escrow fees, recording fees and all applicable documentary and other transfer taxes.

         (i) The Lessee shall pay to the Agent on the Lease Termination Date (or to such other Person as the Agent shall notify the Lessee in writing, or in the case of Supplemental Rent, to the Person entitled thereto) an amount equal to the Recourse Deficiency Amount, plus all accrued
                                                            ----
and unpaid Basic Rent and Supplemental Rent, and all other amounts hereunder which have accrued prior to or as of such date, in the type of funds specified in Section 3.3 hereof.
             -----------

         If the Lessee has exercised the Remarketing Option, the following additional provisions shall apply: During the period commencing on the date twelve (12) months prior to the scheduled expiration of the Lease Term, the Lessee shall, as nonexclusive agent for the Lessor, use commercially reasonable efforts to sell the Lessor's interest in the Leased Property and will attempt to obtain the highest purchase price therefor. All such marketing of the Leased Property shall be at the Lessee's sole expense. Lessee promptly shall submit all bids to the Lessor and the Agent, and the Lessor and the Agent will have the right to review the same and the right to submit any one or more bids. All bids shall be on an all-cash basis. In no event shall such bidder be the Lessee or any Subsidiary or Affiliate of the Lessee. The written offer must specify the Lease Termination Date as the closing date. If, and only if, the aggregate selling price (net of closing costs and prorations, as reasonably estimated by the Agent) is less than the difference between the Lease Balance at such time minus the Recourse Deficiency Amount, then the Lessor or the Agent may, in its sole and absolute discretion, by notice to the Lessee, reject such offer to purchase, in which event the parties will proceed according to the provisions of Section 14.7
                                                              ------------
hereof. If neither the Lessor nor the Agent rejects such purchase offer as provided above, the closing of such purchase of the Leased Property by such purchaser shall occur on the Lease Termination Date, contemporaneously with the Lessee's surrender of the Leased Property in accordance with Section 14.8
                                                                 ------------
hereof, and the gross proceeds of the sale (i.e., without deduction for any marketing, closing or other costs, prorations or commissions) shall be paid directly to the Agent (or the Lessor if the Funded Amount has been fully paid); provided, however, that if the sum of the gross proceeds from such
       --------  -------
sale plus the Recourse Deficiency Amount paid by the Lessee on the Lease
     ----
Termination Date pursuant to Section 14.6(i), minus any and all costs and
                             ---------------
expenses (including broker fees, appraisal costs, legal fees and transfer taxes) incurred by the Agent or the Lessor in connection with the marketing of the Leased Property or the sale thereof exceeds the Lease Balance as of such date, then the excess shall be paid to the Lessee on the Lease Termination Date. The Lessee shall not have the right, power or authority to bind the Lessor in connection with any proposed sale of the Leased Property.

         Section 14.7   Rejection of Sale. Notwithstanding anything contained
                        -----------------
herein to the contrary, if the Lessor or the Agent rejects the purchase offer for the Leased Property as provided in Section 14.6, then (a) the
                                             ------------
Lessee shall pay to the Agent the Recourse Deficiency Amount pursuant to
Section 14.6(i), (b) the Lessor shall retain title to the Leased Property,
---------------
and (c) in addition to the Lessee's other obligations hereunder, the Lessee will reimburse the Lessor and the Agent, within ten (10) Business Days after written request, for all reasonable costs and expenses incurred by the Lessor or Agent during the period ending on the first anniversary of the Lease Termination Date in connection with the marketing, sale, closing or transfer of the Leased Property, which obligation shall survive the Lease Termination Date and the termination or expiration of this Lease.

         Section 14.8   Return of Leased Property. If the Lessor retains title
                        -------------------------
to the Leased Property pursuant to Section 14.7 hereof, then the Lessee
                                   ------------
shall, on the Lease Termination Date, and at its own expense, return possession of the Leased Property leased by it to the Lessor for retention by the Lessor or, if the Lessee properly exercises the Remarketing Option and fulfills all of the conditions of Section 14.6 hereof and neither the
                                      ------------
Lessor nor the Agent rejects such purchase offer pursuant to Section 14.6,
                                                             ------------
then the Lessee shall, on such Lease Termination Date, and at its own cost, transfer possession of the Leased Property leased by it to the independent purchaser thereof, in each case by surrendering the same into the possession of the Lessor or such purchaser, as the case may be, free and clear of all Liens other than the Lessor Liens, in as good condition as it was on the Completion Date therefor in the case of new Construction, or the Funding
Date (as modified by Alterations permitted by this Lease), ordinary wear and tear excepted, and in compliance with all Applicable Laws and all other requirements of this Lease and the other Operative Documents. The Lessee shall, on and within a reasonable time before and after the Lease
Termination Date, cooperate with the Lessor and the independent purchaser of the Leased Property leased by the Lessee in order to facilitate the ownership and operation by such purchaser of the Leased Property after the Lease Termination Date, which cooperation shall include the following, all of which the Lessee shall do on or before the Lease Termination Date: providing all books and records regarding the maintenance and ownership of the Leased Property and all know-how, data and technical information relating thereto, providing a copy of the Plans and Specifications, granting or assigning all licenses necessary for the operation and maintenance of the Leased Property and cooperating in seeking and obtaining all necessary Governmental Actions. The Lessee shall have also paid the cost of all Alterations commenced prior to the Lease Termination Date. The obligations of the Lessee under this Article XIV shall survive the expiration or
                         -----------
termination of this Lease.

         Section 14.9  Renewal.
                       -------

         (a) Subject to the conditions set forth herein, the Lessee may by written notice to the Lessor and the Agent given not later than ninety (90) days prior to the Construction Term Expiration Date, request the renewal of this Lease for a renewal period equal to the Construction Term, but in no event in excess of twelve (12) months, commencing on the date following the Lease Termination Date. No later than the date that is forty-five (45) days after the date the request to renew has been delivered to each of the Lessor and the Agent, the Agent will notify the Lessee whether or not the Lessor's and the Lenders' consent (which consent, in the case of the Lessor and the Lenders, may be granted or denied in their sole discretion) to such renewal request (which renewal shall require the unanimous consent of the Lessor and the Lenders and may be conditioned on such conditions precedent as may be specified by the Lessor and the Lenders). If the Agent fails to respond within such timeframe, such failure shall be a rejection of such request. If the Agent notifies the Lessee of the Lessor's and the Lenders' consent to such renewal, such renewal shall be effective as of the Lease Termination Date.

         (b) Subject to the conditions set forth herein, the Lessee may, by written notice to the Lessor and the Agent given not later than twelve (12) months and not earlier than sixteen (16) months prior to the then scheduled Lease Termination Date, request the renewal of this Lease, for five (5)
years in the case of the first renewal term and up to five years in the case of the second renewal term, provided that in no event shall the term of this Lease exceed fifteen (15) years from the date of this Lease, in each case commencing on the date following such Lease Termination Date. No later than the date that is forty-five (45) days after the date the request to renew has been delivered to each of the Lessor and the Agent, the Agent will notify the Lessee whether or not the Lessor and the Lenders consent (such consent, in the case of the Lessor and the Lenders, may be granted or denied in their sole discretion) to such renewal request (which renewal shall require the unanimous consent of the Lessor and the Lenders, and may be conditioned on such conditions precedent as may be specified by the Lessor and the Lenders). If the Agent fails to respond within such time frame, such failure shall be deemed to be a rejection of such request. If the Agent notifies the Lessee of the Lessor's and the Lenders' consent to such renewal, such renewal shall be effective as of the then scheduled Lease Termination Date. The Lessee, at its sole cost and expense, shall be permitted to replace any Lender that rejects or is deemed to have rejected such request, provided that such replacement Lender is an Eligible Assignee,
              --------
the replacement complies with Section 6.2 of the Master Agreement and the replacement occurs at least twelve (12) months prior to the then scheduled Lease Termination Date; provided, however, that, in the event that the
                        --------  -------
Lessee shall have irrevocably elected to purchase the Leased Property pursuant to the terms of this Lease if this Lease is not renewed as provided for herein and written notice of such election shall have been delivered to the Lessor and the Agent at least twelve (12) months prior to the then scheduled Lease Termination Date, then such replacement shall occur at lease six (6) months prior to the then scheduled Lease Termination Date.

         Section 14.10  Environmental Report. Upon termination of this Lease,
                        --------------------
unless the Lessee have exercised the Remarketing Option and complied with
Section 14.6, the Lessee shall deliver, at the Lessee's expense, to the
------------
Lessor and the Agent an environmental assessment of the Leased Property leased by it at any time during the Lease Term. Such environmental assessment shall be prepared by an environmental consultant, and shall be in a form, reasonably satisfactory to the Lessor and the Agent.

                                   ARTICLE XV
                               LESSEE'S EQUIPMENT
                               ------------------

         After any repossession of the Leased Property (whether or not this Lease has been terminated), the Lessee, at its sole cost and expense and so long as such removal of such trade fixtures, personal property or equipment shall not result in a violation of Applicable Law, shall, within a reasonable time after such repossession or within sixty (60) days after the Lessee's receipt of the Lessor's written request (whichever shall first occur), remove all of the Lessee's trade fixtures, personal property and equipment from the Leased Property (to the extent that the same can be readily removed from the Leased Property without causing material damage to the Leased Property); provided, however, that the Lessee shall not remove any such
           --------  -------
trade fixtures, personal property or equipment that has been financed by the Lessor under the Operative Documents or otherwise constituting Leased Property (or that constitutes a replacement of such property). Any of the Lessee's trade fixtures, personal property and equipment not so removed by the Lessee within such period shall be considered abandoned by the Lessee, and title thereto shall without further act vest in the Lessor, and may be appropriated, sold, destroyed or otherwise disposed of by the Lessor without notice to the Lessee and without obligation to account therefor and the Lessee will pay the Lessor, upon written demand, all reasonable costs and expenses incurred by the Lessor in removing, storing or disposing of the same and all costs and expenses incurred by the Lessor to repair any damage to the Leased Property caused by such removal. The Lessee will immediately repair at its expense all damage to the Leased Property caused by any such removal (unless such removal is effected by the Lessor, in which event the Lessee shall pay all reasonable costs and expenses incurred by the Lessor for such repairs). The Lessor shall have no liability in exercising the Lessor's rights under this Article XV, nor shall the Lessor be responsible
                           ----------
for any loss of or damage to the Lessee's personal property and equipment.

                                   ARTICLE XVI
                           RIGHT TO PERFORM FOR LESSEE
                           ---------------------------

         If the Lessee shall fail to perform or comply with any of its agreements contained herein, the Lessor, upon ten (10) days' prior notice to the Lessee (except in the case of an emergency), may perform or comply with such agreement, and the Lessor shall not thereby be deemed to have waived any default caused by such failure, and the amount of such payment and the amount of the expenses of the Lessor (including actual and reasonable attorneys' fees and expenses) incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, shall be deemed Supplemental Rent, payable by the Lessee to the Lessor within ten (10) days after written demand therefor.

                                  ARTICLE XVII
                                  MISCELLANEOUS
                                  -------------

         Section 17.1   Reports. To the extent required under Applicable Law
                        -------
and to the extent it is reasonably practical for the Lessee to do so, the Lessee shall prepare and file in timely fashion, or, where such filing is required to be made by the Lessor or it is otherwise not reasonably practical for the Lessee to make such filing, Lessee shall prepare and deliver to the Lessor (with a copy to the Agent) within a reasonable time prior to the date for filing and the Lessor shall file, any material reports with respect to the condition or operation of the Leased Property that shall be required to be filed with any Governmental Authority.

         Section 17.2   Binding Effect; Successors and Assigns. The terms and
                        --------------------------------------
provisions of this Lease, and the respective rights and obligations hereunder of the Lessor and the Lessee, shall be binding upon their respective successors, legal representatives and assigns (including, in the case of the Lessor, any Person to whom the Lessor may transfer the Leased Property or any interest therein in accordance with the provisions of the Operative Documents), and inure to the benefit of their respective permitted successors and assigns, and the rights granted hereunder to the Agent and the Lenders shall inure to the benefit of their respective permitted successors and assigns. The Lessee hereby acknowledges that the Lessor has assigned all of its right, title and interest to, in and under this Lease to the Agent and the Lenders pursuant to the Loan Agreement and related Operative Documents and that all of the Lessor's rights hereunder may be exercised by the Agent and all notices, deliveries or communications to or with the Lessor shall be provided to or be made with the Agent.

         Section 17.3   Quiet Enjoyment. The Lessor covenants that it will
                        ---------------
not interfere in the Lessee's or any of its permitted sublessees' quiet enjoyment of the Leased Property in accordance with this Lease during the Lease Term, so long as no Potential Event of Default or Event of Default has occurred. Such right of quiet enjoyment is independent of, and shall not affect, the Lessor's rights otherwise to initiate legal action to enforce the obligations of the Lessee under this Lease.

         Section 17.4   Notices. Unless otherwise specified herein, all
                        -------
notices, offers, acceptances, rejections, consents, requests, demands or other communications to or upon the respective parties hereto shall be in writing and shall be deemed to have been given as set forth in Section 8.2 of the Master Agreement. All such notices, offers, acceptances, rejections, consents, requests, demands or other communications shall be addressed as follows or to such other address as any of the parties hereto may designate by written notice:

         If to the Lessor:                   Atlantic Financial Group, Ltd.
                                             c/o Grogan & Brawner
                                             2305 Cedar Springs Road, Suite 415
                                             Dallas, Texas 75201
                                             Attn: Stephen S. Brookshire

         If to the Lessee:                   Edward D. Jones & Co., L.P.
                                             12555 Manchester Road
                                             St. Louis, Missouri 63131-3729
                                             Attn: Kenneth E. Schutte

         If to the Agent:                    SunTrust Bank
                                             303 Peachtree Street, 3rd Floor
                                             Mail Code 1928
                                             Atlanta, Georgia 30308
                                             Attn: Linda L. Dash

         If to a Lender, to the address provided in the Master Agreement.

         Section 17.5   Severability. Any provision of this Lease that shall
                        ------------
be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction, and the Lessee shall remain liable to perform its obligations hereunder except to the extent of such unenforceability. To the extent permitted by Applicable Law, the Lessee hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

         Section 17.6   Amendment; Complete Agreements. Neither this Lease nor
                        ------------------------------
any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, except by an instrument in writing signed by the Lessor and the Lessee in accordance with the provisions of Section 8.4 of the Master Agreement. This Lease, together with the Lease Supplement and the other Operative Documents, is intended by the parties as a final expression of their agreement and as a complete and exclusive statement of the terms thereof, all negotiations, considerations and representations between the parties having been incorporated herein and therein. No course of prior dealings between the parties or their officers, employees, agents or Affiliates shall be relevant or admissible to supplement, explain or vary any of the terms of this Lease or any other Operative Document. Acceptance of, or acquiescence in, a course of performance rendered under this or any prior agreement between the parties or their Affiliates shall not be relevant or admissible to determine the meaning of any of the terms of this Lease or any other Operative Document. No representations, undertakings or agreements have been made or relied upon in the making of this Lease other than those specifically set forth in the Operative Documents.

         Section 17.7   Construction. This Lease shall not be construed more
                        ------------
strictly against any one party, it being recognized that both of the parties hereto have contributed substantially and materially to the preparation and negotiation of this Lease.

         Section 17.8   Headings. The Table of Contents and headings of the
                        --------
various Articles and Sections of this Lease are for convenience of reference only and shall not modify, define or limit any of the terms or provisions hereof.

         Section 17.9   Counterparts. This Lease may be executed by the
                        ------------
parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 17.10  GOVERNING LAW. THIS LEASE SHALL IN ALL RESPECTS BE
                        -------------
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, EXCEPT AS TO MATTERS RELATING

TO THE CREATION OF THE LEASEHOLD OR MORTGAGE ESTATES HEREUNDER, AND THE EXERCISE OF RIGHTS AND REMEDIES WITH RESPECT THERETO, WHICH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATES IN WHICH SUCH ESTATES ARE LOCATED.

         Section 17.11  Reserved.
                        --------

         Section 17.12  Liability of the Lessor Limited. Except as otherwise
                        -------------------------------
expressly provided below in this Section 17.12, it is expressly understood
                                 -------------
and agreed by and between the Lessee, the Lessor and their respective successors and assigns that nothing herein contained shall be construed as creating any liability of the Lessor or any of its Affiliates or any of their respective officers, directors, employees or agents, individually or personally, for any failure to perform any covenant, either express or implied, contained herein, all such liability (other than that resulting from the Lessor's gross negligence or willful misconduct, except to the extent imputed to the Lessor by virtue of the Lessee's action or failure to act), if any, being expressly waived by the Lessee and by each and every Person now or hereafter claiming by, through or under the Lessee, and that, so far as the Lessor or any of its Affiliates or any of their respective officers, directors, employees or agents, individually or personally, is concerned, the Lessee and any Person claiming by, through or under the Lessee shall look solely to the right, title and interest of the Lessor in and to the Leased Property and any proceeds from the Lessor's sale or encumbrance thereof (provided, however, that the Lessee shall not be
                     --------  -------
entitled to any double recovery) for the performance of any obligation under this Lease and under the Operative Documents and the satisfaction of any liability arising therefrom (other than that resulting from the Lessor's gross negligence or willful misconduct, except to the extent imputed to the Lessor by virtue of the Lessee's action or failure to act).

         Section 17.13  Estoppel Certificates. Each party hereto agrees that
                        ---------------------
at any time and from time to time during the Lease Term, it will promptly, but in no event later than thirty (30) days after request by the other party hereto, execute, acknowledge and deliver to such other party or to any prospective purchaser (if such prospective purchaser has signed a commitment or letter of intent to purchase the Leased Property or any part thereof or any Note), assignee or mortgagee or third party designated by such other party, a certificate stating (a) that this Lease is unmodified and in force and effect (or if there have been modifications, that this Lease is in force and effect as modified, and identifying the modification agreements); (b) the date to which Basic Rent has been paid; (c) whether or not there is any existing default by the Lessee in the payment of Basic Rent or any other sum of money hereunder, and whether or not there is any other existing default by either party with respect to which a notice of default has been served, and, if there is any such default, specifying the nature and extent thereof;
(d) whether or not, to the knowledge of the signer after due inquiry and investigation, there are any setoffs, defenses or counterclaims against enforcement of the obligations to be performed hereunder existing in favor of the party executing such certificate and (e) other items that may be reasonably requested; provided that no such certificate may be requested
                      --------
unless the requesting party has a good faith reason for such request.

         Section 17.14  No Joint Venture. Any intention to create a joint
                        ----------------
venture, partnership or other fiduciary relationship between the Lessor and the Lessee is hereby expressly disclaimed.

         Section 17.15  No Accord and Satisfaction. The acceptance by the
                        --------------------------
Lessor of any sums from the Lessee (whether as Basic Rent or otherwise) in amounts which are less than the amounts due and payable by the Lessee hereunder is not intended, nor shall be construed, to constitute an accord and satisfaction of any dispute between the Lessor and the Lessee regarding sums due and payable by the Lessee hereunder, unless the Lessor specifically deems it as such in writing.

         Section 17.16  No Merger. In no event shall the leasehold interests,
                        ---------
estates or rights of the Lessee hereunder, or of the holder of any Notes secured by a security interest in this Lease, merge with any interests, estates or rights of the Lessor in or to the Leased Property, it being understood that such leasehold interests, estates and rights of the Lessee hereunder, and of the holder of any Notes secured by a security interest in this Lease, shall be deemed to be separate and distinct from the Lessor's interests, estates and rights in or to the Leased Property, notwithstanding that any such interests, estates or rights shall at any time or times be held by or vested in the same person, corporation or other entity.

         Section 17.17  Survival. The obligations of the Lessee to be
                        --------
performed under this Lease prior to the Lease Termination Date and the obligations of Lessee pursuant to Articles III, IV, X, XI, XIII, Sections
                                  ------------  --  -  --  ----  --------
6.3, 14.2, 14.3, 14.4, 14.5, 14.6(f), (g), (h), and (i), 14.7, 14.8, 14.10,
---  ----  ----  ----  ----  -------  ---  ---      ---  ----  ----  -----
Articles XV and XVI, and Sections 17.1, 17.10 and 17.12 shall survive the
-----------     ---      -------------  -----     -----
expiration or termination of this Lease. The extension of any applicable statute of limitations by the Lessor, the Lessee, the Agent or any Indemnitee shall not affect such survival.

         Section 17.18  Chattel Paper. To the extent that this Lease
                        -------------
constitutes chattel paper (as such term is defined in the Uniform Commercial Code in any applicable jurisdiction), no security interest in this Lease may be created through the transfer or possession of any counterpart other than the sole original counterpart, which shall be identified as the original counterpart by the receipt of the Agent.

         Section 17.19  Time of Essence. Time is of the essence of this Lease.
                        ---------------

         Section 17.20  Recordation of Lease. The Lessee will, at its
                        --------------------
expense, cause this Lease or a memorandum of lease in form and substance reasonably satisfactory to the Lessor and the Lessee (if permitted by Applicable Law) to be recorded in the proper office or offices in the State(s) and the municipalities in which the Land is located.

         Section 17.21  Investment of Security Funds. The parties hereto
                        ----------------------------
agree that any amounts not payable to the Lessee pursuant to any provision of Article VIII, X or XIV or this Section 17.21 shall be held by the Agent
   ------------  -    ---         -------------
(or the Lessor if the Loans have been fully paid) as security for the obligations of the Lessee under this Lease and the Master Agreement and of the Lessor under the Loan Agreement. At such time as such amounts are payable to the Lessee, such amounts, net of any amounts previously applied to the Lessee's obligations hereunder or under the Master Agreement (which application is hereby agreed to by the Lessee), shall be paid to the Lessee. Any such amounts which are held by the Agent (or the Lessor if the Loans have been fully paid) pending payment to the Lessee shall until paid to the Lessee, as provided hereunder or until applied against the Lessee's obligations herein and under the Master Agreement and the other Operative Documents and distributed as provided in the Loan Agreement (or herein after the Loan Agreement is no longer in effect) in connection with any exercise of remedies hereunder, be invested by the Agent or the Lessor, as the case may be, as directed from time to time in writing by the Lessee (provided, however, if a Potential
                                       --------  -------
Event of Default or an Event of Default has occurred, it will be directed by the Agent or, if the Loans have been fully paid, the Lessor) and at the expense and risk of the Lessee, in investments permitted by the Required Lenders. Any gain (including interest received) realized as the result of any such investment (net of any fees, commissions and other expenses, if any, incurred in connection with such investment) shall be applied in the same manner as the principal invested. The Lessee upon demand shall pay to the Agent or the Lessor, as appropriate, the amount of any loss incurred in connection with all such investments and the liquidation thereof.

         Section 17.22  Ground Leases. The Lessee will, at its expense,
                        -------------
timely perform all of the obligations of the Lessor, in its capacity as ground lessee, under the Ground Lease and all obligations under any and all documents, instruments and agreements related thereto, and, if requested by the Lessor, shall provide satisfactory evidence to the Lessor of such performance.

         Section 17.23  Land and Building. If the Building and the Land on
                        -----------------
which the Building is located are subject to separate Lease Supplements, at any time that the Lessee exercises an option to purchase the Lessor's interest in the Building or the Land, or to renew this Lease with respect to the Building or the Land, or is obligated to purchase the Lessor's interest in the Building or the Land as a result of an Event of Loss, an Event of Taking or an Event of Default, such purchase or renewal shall be made simultaneously with respect to all of the Lessor's interest in the Building and the Land.



                            [Signature page follows]

         IN WITNESS WHEREOF, the undersigned have each caused this Lease Agreement to be duly executed and delivered and attested by their respective officers thereunto duly authorized as of the day and year first above written.

                                        EDWARD D. JONES & CO., L.P., a Missouri
                                        limited partnership, as the Lessee

                                        By:  EDJ Holdings Company, Inc.,
                                             a Missouri corporation, its sole
                                             general partner




                                             By:
                                                -------------------------------
                                             Name:
                                                  -----------------------------
                                             Title:
                                                  -----------------------------



                                     S-1
                                                        MASTER LEASE AGREEMENT

                                        ATLANTIC FINANCIAL GROUP, LTD.,
                                        a Texas limited partnership
                                        (registered to do business in Arizona
                                        as AFG Equity, Limited Partnership),
                                        as the Lessor

                                        By:  Atlantic Financial Managers, Inc.,
                                             its General Partner




                                             By:
                                                -------------------------------
                                             Name:
                                                  -----------------------------
                                             Title:
                                                   ----------------------------





                                     S-2
                                                        MASTER LEASE AGREEMENT

                                    EXHIBIT A


                                LEASE SUPPLEMENT



This instrument prepared by and
when recorded return to:

McGuireWoods LLP
One James Center
Richmond, Virginia 23219
Attention: Edmund S. Pittman, Esq.


=============================================================================

                      LEASE SUPPLEMENT, MEMORANDUM OF LEASE
                    AND DEED OF TRUST AND SECURITY AGREEMENT

                          Dated as of November 30, 2000

                                      among

                         ATLANTIC FINANCIAL GROUP, LTD.
   (registered to do business in Arizona as AFG Equity, Limited Partnership), as Lessor

                          EDWARD D. JONES & CO., L.P.,
                                   as Lessee,

                                       and

               OLD REPUBLIC TITLE INSURANCE AGENCY, INC., Trustee,
                                 for the use and
                                benefit of Lessor

                                 Tempe, Arizona

=============================================================================

   THIS INSTRUMENT IS INTENDED ALSO TO BE A FIXTURE FILING TO BE FILED IN
            THE REAL ESTATE RECORDS OF MARICOPA COUNTY, ARIZONA.

                                TABLE OF CONTENTS

                                                                      Page
                                                                      ----

SECTION 1.  DEFINITIONS; INTERPRETATION..................................2
SECTION 2.  THE SUBJECT PROPERTY.........................................2
SECTION 3.  NATURE OF TRANSACTION; DEED OF TRUST.........................2
SECTION 4.  RATIFICATION; INCORPORATION.................................10
SECTION 5.  ORIGINAL LEASE SUPPLEMENT...................................10
SECTION 6.  GOVERNING LAW...............................................10
SECTION 7.  COUNTERPART EXECUTION.......................................10


EXHIBITS:
---------

EXHIBIT A - Description of Land
EXHIBIT B - Schedule of Equipment

                    LEASE SUPPLEMENT, MEMORANDUM OF LEASE
                   AND DEED OF TRUST AND SECURITY AGREEMENT
                   ----------------------------------------

         THIS LEASE SUPPLEMENT, MEMORANDUM OF LEASE AND DEED OF TRUST AND SECURITY AGREEMENT (this "Lease Supplement") dated as of November 30, 2000
                          ----------------
between ATLANTIC FINANCIAL GROUP, LTD., a Texas limited partnership (registered to do business in Arizona as AFG Equity, Limited Partnership), having an address of 2305 Cedar Springs Road, Suite 415, Dallas, Texas 75201, as the lessor (the "Lessor"), and EDWARD D. JONES & CO., L.P., a
                           ------
Missouri limited partnership, having an address of 12555 Manchester Road, St. Louis, Missouri 63131-3729, as lessee (the "Lessee") and OLD REPUBLIC
                                                ------
TITLE INSURANCE AGENCY, INC., an Arizona corporation, as trustee (the "Trustee"), having an address of 3200 North Central Avenue, Suite 100,
 -------
Phoenix, Arizona 85012, for the benefit of the Lessor.

                                  RECITALS:

         The Lessor and the Lessee have entered into a Master Lease Agreement, dated as of the date hereof (as restated, amended, supplemented or otherwise modified from time to time, the "Lease"). The Lessor desires to lease to the Lessee, and the Lessee desires to lease from the Lessor, (a) the Lessor's leasehold interest in the land described on Exhibit A attached
                                                         ---------
hereto and incorporated herein, created pursuant to the Ground Lease, together with the following appurtenant rights (the "Appurtenant Rights"):
                                                     ------------------
(i) all agreements, easements, rights of way or use, rights of ingress or egress, privileges, appurtenances, tenements, hereditaments, reversions, remainders, water rights and other rights and benefits at any time belonging or pertaining to the land or the improvements thereon, including, without limitation, the use of any streets, ways, alleys, vaults or strips of land adjoining, abutting, adjacent or contiguous to the land, (ii) all permits, licenses and rights, whether or not of record, appurtenant to the land (such land and Appurtenant Rights being referred to as the "Land") and (b) the
                                                      ----
buildings, structures and improvements located or to be located on the Land, along with all fixtures used or useful in connection with the operation thereof or of the Land, including, without limitation, all furnaces, boilers, compressors, elevators, fittings, pipings, connectives, conduits, ducts, partitions, equipment and apparatus of every kind and description now or hereafter affixed or attached to the building and all Alterations (including all restorations, repairs, replacements and rebuilding of such buildings, improvements and structures) thereto (the "Building") and all of
                                                      --------
the following equipment (the "Equipment"): all fixtures, personal property,
                              ---------
chattels, business machines, machinery, apparatus, equipment, furnishings, fittings and all appurtenances and additions thereto and substitutions or replacements thereof (together with, in each case, attachments, components, parts and accessories) currently owned or subsequently acquired by the Lessor or the Lessee and now or subsequently affixed or attached to, or contained in or used or usable in any way in connection with any operation or letting of the Land, Building or Equipment, including but without limiting the generality of the foregoing, all personal property and equipment described on Exhibit B attached hereto and made a part hereof, all
                       ---------
signs, screens, awnings, shades, blinds, curtains, draperies, artwork, carpets, rugs, storm doors and windows, furniture and furnishings, heating, electrical, and mechanical equipment, lighting, switchboards, plumbing, ventilating, air conditioning and air-cooling apparatus, furnaces, boilers, compressors, elevators, refrigerating, and incinerating equipment, escalators, refrigerators, display cases, shelving, racking, movable and demountable partitions, elevators, loading and unloading equipment and systems, stoves, ranges, laundry equipment, cleaning systems (including window cleaning apparatus), snow removal and lawn maintenance equipment, motorized vehicles, telephones, communication systems (including satellite dishes and antennae), televisions, computers, sprinkler systems and other fire prevention and extinguishing apparatus and materials, security systems, motors, engines, machinery, pipes, pumps, tanks, connectives, conduits, ducts, partitions, appliances, equipment, apparatus, fittings and fixtures of every kind and description but excluding the Lessee's inventory (the Land, and the Building and the Equipment being referred to hereinafter as the "Subject Property").
                                ----------------

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1.  Definitions; Interpretation. Capitalized terms not
                     ---------------------------
otherwise defined in this Lease Supplement shall have the respective meanings assigned thereto in the Appendix A to the Master Agreement (as
                                 ----------
amended, supplemented or otherwise modified from time to time the "Master
                                                                   ------
Agreement"), dated as of the date hereof among the Lessee, the Lessor,
---------
SunTrust Bank, as Agent, and the Lenders parties thereto (the "Lenders"),
                                                               -------
and the rules of interpretation set forth in Appendix A shall apply to this
                                             ----------
Lease Supplement. Copies of the Master Agreement, the Lease and the other Operative Documents (as defined in the Master Agreement) are on file at the office of the Agent.

         SECTION 2.  The Subject Property. Effective upon the execution and
                     --------------------
delivery of this Lease Supplement by the Lessor and the Lessee, the Subject Property shall be subject to the terms and provisions of the Lease, and the Lessor hereby leases the Subject Property to the Lessee, and the Lessee hereby hires and leases the Subject Property from the Lessor. The term of the Lease with respect to the Subject Property begins on the date hereof and ends on November 30, 2005, subject to the right of the Lessee to extend the Lease in accordance with the terms and conditions set forth in the Lease and the other Operative Documents. The Lease contains certain purchase rights and options during the term of the Lease pursuant to which the Lessee may acquire the Subject Property, all as more fully set forth in the Lease.

         SECTION 3.  Nature of Transaction; Deed of Trust. The Lessor and the
                     ------------------------------------
Lessee intend that the Lease and this Lease Supplement be treated, for accounting purposes, as an operating lease. For federal, state and local tax purposes and for bankruptcy, commercial and regulatory law and all other purposes, the Lessee and the Lessor intend that the transaction represented by the Lease and this Lease Supplement be treated as a financing transaction. For such purposes, it is the intention of the parties hereto
(i) that the Lease and this Lease Supplement be treated as a deed of trust and security agreement, encumbering the Subject Property, and that the Lessee, as grantor, hereby grants to the Trustee, with power of sale, as trustee for the benefit of the Lessor, as beneficiary and secured party, or any successor thereto, the Subject Property and a first and paramount Lien thereon, (ii) that the Lessor shall have, as a result of such determination, all of the rights, powers and remedies of a mortgagee, deed of trust beneficiary or secured party available under Applicable Law to take possession of and sell (whether by foreclosure or otherwise) the Subject Property, (iii) the Trustee shall have the customary powers of a trustee under a leasehold deed of trust encumbering a leasehold interest in real property, (iv) that the effective date of such deed of trust shall be the effective date of this Lease Supplement, (v) that the recording of this Lease Supplement shall be deemed to be the recording of such deed of trust, and (vi) that the obligations secured by such deed of trust shall include the Funded Amounts and all Basic Rent and Supplemental Rent hereunder and all other obligations of and all amounts due from the Lessee hereunder and under the Operative Documents. In furtherance of the foregoing, the Lessor (for the remainder of this Section called "Loan
                                                                 ----
Party"), and the Lessee (for the remainder of this Section called "Grantor")
-----                                                              -------
agree as follows:

                A. This instrument shall constitute a Deed of Trust and Security Agreement dated as of November 30, 2000 (this "Deed of
                                                                 -------
         Trust"), made by the Lessee (the "Grantor"), having an address at
         -----                             -------
         12555 Manchester Road, St. Louis, Missouri 63131-3729, to Old Republic Title Insurance Agency, Inc., having an address of 3200 North Central Avenue, Suite 100, Phoenix, Arizona 85012, as trustee ("the Trustee"), for the benefit of Atlantic Financial Group, Ltd.,
               -------
         a Texas limited partnership, having an address of 2305 Cedar Springs Road, Suite 415, Dallas, Texas 75201 (the "Loan Party").
                                                            ----------

                B. TO SECURE PAYMENT OF ALL AMOUNTS OWING BY THE GRANTOR UNDER THE LEASE AND THE OTHER OPERATIVE DOCUMENTS AND THE PAYMENT AND PERFORMANCE OF ALL OTHER OBLIGATIONS UNDER THE OPERATIVE DOCUMENTS, THE GRANTOR HEREBY CONVEYS TO THE TRUSTEE AND HEREBY BARGAINS, SELLS, CONVEYS, CONFIRMS, GRANTS, ASSIGNS, TRANSFERS, WARRANTS AND SETS OVER TO THE TRUSTEE, WITH POWER OF SALE, THE SUBJECT PROPERTY AND ALL RENTS, LEASES, ISSUES AND PROCEEDS THEREOF (INCLUDING AWARDS AND INSURANCE, CONDEMNATION AND OTHER LOSS PROCEEDS), WITH GENERAL WARRANTY OF TITLE, IN TRUST FOR THE USE AND BENEFIT OF THE LOAN PARTY, AND GRANTS THE LOAN PARTY A SECURITY INTEREST IN THE SUBJECT PROPERTY AND ALL RENTS, LEASES, ISSUES AND PROCEEDS THEREOF (INCLUDING AWARDS AND INSURANCE, CONDEMNATION AND OTHER LOSS PROCEEDS), TO HAVE AND TO HOLD the Subject Property and the rights and privileges hereby granted unto the Trustee, its successors and assigns for the uses and purposes set forth, until all amounts owed by and all other obligations to be paid or performed by the Grantor under the Lease and the other Operative Documents are indefeasibly paid and performed in full.

                C. If an Event of Default has occurred and is continuing under the Lease, at the direction of the Loan Party:

                     (i) The Loan Party or its agents may enter and take possession of the Subject Property by actual physical possession or by written notice served personally upon or sent by registered or certified mail, postage prepaid, to the Grantor, and the Grantor shall surrender possession upon request and the Loan Party may take possession without further authorization required, and may let the Subject Property and receive the rents, issues and profits thereof, make repairs and apply said rentals and profits, after payment of all necessary or proper charges and expenses, on account of the amounts hereby secured.

                     (ii) The Loan Party, shall, as a matter of contract right, at the option of the Loan Party, be entitled to the appointment of a receiver for the Subject Property, and the Grantor hereby consents to such appointment without the posting of a bond or undertaking without regard to the value of the Subject Property and waives notice of any application therefor.

                     (iii) The Trustee may foreclose this Deed of Trust as a mortgage pursuant to the applicable laws of the State of Arizona, or the Trustee may proceed to sell the Subject Property at public auction, as a whole or in such parcels, for cash or credit and, in addition to the requirements imposed by state law, upon any terms as the Trustee deems appropriate. Before such sale at public auction is made, there shall first be such notice of default and such notice or advertisement of the time, place and terms of sale as required by Applicable Law. Such sale may be postponed for any reason, from time to time, to the extent permitted by Applicable
         Law. In the event the sale is postponed, the Trustee shall advertise or give notice of any subsequent sale in the same manner as the original advertisement or notice of sale provided for above or otherwise as may be permitted by Applicable Law. The Trustee shall execute and deliver to the purchaser its Trustee's deed conveying that portion of the Subject Property so sold, but without any covenant or warranty, express or implied. The recitals in the Trustee's deed of any matters or facts shall be conclusive proof of the truthfulness thereof. The Loan Party may become the purchaser of the Subject Property so sold, and no purchaser shall be required to see to the proper application of the purchase money. Unless otherwise required by Applicable Law, the Trustee shall apply the proceeds of sale as directed by the Loan Party. The Grantor agrees to surrender possession of the Subject Property so sold to the purchaser at the sale immediately after such sale.

                   D. The Grantor hereby waives the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws (whether equitable or statutory) now or hereafter in force and all rights of marshaling in the event of any sale of the Subject Property or any interest therein.

                   E. The Trustee shall be entitled to enforce payment of the indebtedness and performance of the Lessee's obligations and to exercise all rights and powers under this instrument or under any of the other Operative Documents or other agreement or any laws now or hereafter in force, notwithstanding some or all of the Lessee's obligations may now or hereafter be otherwise secured, whether by deed of trust, deed to secure debt, mortgage, security agreement, pledge, lien, assignment or otherwise. Neither the acceptance of this instrument nor its enforcement, shall prejudice or in any manner affect the Trustee's right to realize upon or enforce any other security now or hereafter held by the Trustee, it being agreed that the Trustee shall be entitled to enforce this instrument and any other security now or hereafter held by the Trustee in such order and manner as the Trustee or the Loan Party may determine in its or their absolute discretion. No remedy herein conferred upon or reserved to the Trustee or the Loan Party is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Operative Documents to the Trustee or the Loan Party or to which they may otherwise be entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by the Loan Party. In no event shall the Trustee, in the exercise of the remedies provided in this instrument (including, without limitation, the appointment of a receiver and the entry of such receiver on to all or any part of the Subject Property), be deemed a "mortgagee in possession," and the Trustee shall not in any way be made liable for any act, either of commission or omission, in connection with the exercise of such remedies.

                   F. The Trustee's sole duty with respect to the custody, safekeeping and physical preservation of any Subject Property in its possession, under Section 9-207 of the UCC as in effect in the state in which the Subject Property is located (the "UCC") or
                                                              ---
         otherwise, shall be to deal with it in the same manner as the Trustee deals with similar property for its own account. Neither the Trustee, the Loan Party nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Subject Property or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Subject Property upon the request of the Grantor or any other Person or to take any other action whatsoever with regard to the Subject Property or any part thereof.

                   G. All powers, authorizations and agencies contained in this Deed of Trust are coupled with an interest and are irrevocable until this instrument is terminated and the lien created hereby is released.

                   H. Pursuant to Section 9-402 of the UCC, the Grantor authorizes the Trustee or the Loan Party to file financing statements with respect to the Subject Property with the signature of the Grantor in such form and in such filing offices as the Trustee or the Loan Party reasonably determines appropriate to perfect the security interests of the Trustee and the Loan Party under this Deed of Trust. A carbon, photographic or other reproduction of this Deed of Trust shall be sufficient as a financing statement for filing in any jurisdiction.

                   I. It is the intention of the parties hereto that this instrument shall constitute a Security Agreement within the meaning of the UCC, and the Grantor hereby grants the Loan Party a security interest in all Subject Property which is personal property, including, without limitation, all proceeds, both cash and noncash, of any of the foregoing (the "Personal Property"). If an Event of
                                       -----------------
         Default shall occur, then in addition to having any other right or remedy available at law or in equity, the Trustee, at the direction of the Loan Party, shall have the option of either (i) proceeding under the UCC and exercising such rights and remedies as may be provided to a secured party by the UCC with respect to all or any portion of the Subject Property which is personal property (including, without limitation, taking possession of and selling such property) or (ii) treating such property as real property and proceeding with respect to both the real and personal property constituting the Subject Property in accordance with the Trustee's rights, powers and remedies with respect to the real property (in which event the default provisions of the UCC shall not apply). If the Trustee, at the direction of the Loan Party, shall elect to proceed under the UCC, then five (5) days' notice of sale of the personal property shall be deemed reasonable notice and the reasonable expenses of retaking, holding, preparing for sale, selling and the like incurred by the Trustee or the Loan Party shall include, but not be limited to, attorneys' fees and legal expenses. At the Trustee's request, the Grantor shall assemble the personal property and make it available to the Trustee and the Loan Party at a place designated by the Trustee or the Loan Party which is reasonably convenient to both parties. The Grantor stipulates and agrees that a sale of the Personal Property in conjunction with the Subject Property is a commercially reasonable manner of disposing of the Personal Property. The Loan Party also may (x) require the Grantor to, and the Grantor hereby agrees that the Grantor will at the Grantor's expense and upon request of the Loan Party forthwith, assemble all or part of the Personal Property as directed by the Loan Party and make it available to the Loan Party at a place to be designated by the Loan Party which is reasonably convenient to the parties, and
         (y) sell the Personal Property or any part thereof in one or more parcels at public or private sale for cash or credit or for future delivery, and at such price or prices and upon such other terms as the Loan Party may deem commercially reasonable. The Loan Party shall not be obligated to make any sale of the Personal Property regardless of notice of sale having been given. The Loan Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  The Grantor, the Trustee and the Loan Party further agree, to the extent permitted by law, that this instrument upon recording or registration in the real estate records of the proper office shall constitute a financing statement filed as a "fixture filing" within the meaning of Sections 9-313 and 9-402 of the UCC.

                  The Grantor, upon request by the Trustee or the Loan Party from time to time, shall execute, acknowledge and deliver to the Trustee or the Loan Party one or more separate security agreements, in form satisfactory to the Trustee and the Loan Party, covering all or any part of the Subject Property and will further execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, any financing statement, affidavit, continuation statement or certificate or other document as the Trustee or the Loan Party may request in order to perfect, preserve, maintain, continue or extend the security interest under and the priority of this instrument. The Grantor further agrees to pay to the Trustee and the Loan Party on demand all costs and expenses incurred by the Trustee or the Loan Party in connection with the preparation, execution, recording, filing and refiling of any such document and all reasonable costs and expenses of any record searches for financing statements the Trustee or the Loan Party shall reasonably require. If the Grantor shall fail to furnish any financing or continuation statement within ten (10) days after request by the Trustee or the Loan Party, then pursuant to the provisions of the UCC, the Grantor hereby authorizes the Trustee and the Loan Party, without the signature of the Grantor, to execute and file any such financing and continuation statements. The filing of any financing or continuation statements in the records relating to personal property or chattels shall not be construed as in any way impairing the right of the Trustee to proceed against any personal property encumbered by this Deed of Trust as real property, as set forth above.

                   J. The Grantor acknowledges that in connection with the rights and responsibilities of the Trustee under this instrument with respect to any action taken by the Trustee or the exercise or non-exercise by the Trustee of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this instrument, as between the Grantor and the Loan Party, the Trustee shall be conclusively presumed to be acting as agent for the Loan Party with full and valid authority so to act or refrain from acting, and the Grantor shall be under no obligation, or entitlement, to make any inquiry respecting such authority.

                   K. Except as otherwise set forth herein, to the fullest extent permitted by law, the Grantor waives the benefit of all laws now existing or that may subsequently be enacted providing for (i) any appraisement before sale of any portion of the Subject Property, (ii) any extension of the time for the enforcement of the collection of the indebtedness or the creation or extension of a period of redemption from any sale made in collecting such debt and
         (iii) exemption of the Subject Property from attachment, levy or sale under execution or exemption from civil process. Except as otherwise set forth herein, to the full extent the Grantor may do so, the Grantor agrees that the Grantor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, exemption, extension, reinstatement or redemption, or requiring foreclosure of this instrument before exercising any other remedy granted hereunder, and the Grantor, for the Grantor and its successors and assigns, and for any and all Persons ever claiming any interest in the Subject Property, to the extent permitted by law, hereby waives and releases all rights of reinstatement, redemption, valuation, appraisement stay of execution, notice of election to mature or declare due the whole of the secured indebtedness and marshaling in the event of foreclosure of the liens hereby created.

                   L. If (a) the Subject Property shall consist of one or more parcels, whether or not contiguous and whether or not located in the same city or county, or (b) in addition to this instrument, the Trustee and the Loan Party shall now or hereafter hold one or more additional mortgages, liens, deeds of trust or other security (directly or indirectly) for the obligations secured hereby upon other property in the state in which the Subject Property is located (whether or not such property is owned by the Grantor or by others) or (c) both the circumstances described in clauses (a) and
         (b) shall be true, then to the fullest extent permitted by law, the Trustee and the Loan Party may, in their discretion, commence or consolidate in a single foreclosure action all foreclosure proceedings against all such collateral securing the Obligations (including the Subject Property), which action may be brought or consolidated in the courts of any county in which any of such collateral is located. The Grantor acknowledges that the right to maintain a consolidated foreclosure action is a specific inducement to the Loan Party to extend the Obligations, and the Grantor expressly and irrevocably waives any objections to the commencement or consolidation of the foreclosure proceedings in a single action and any objections to the laying of venue or based on the grounds of forum non conveniens which it may now or hereafter have.
            --------- ----------
         The Grantor further agrees that if the Trustee or the Loan Party shall be prosecuting one or more foreclosure or other proceedings against a portion of the Subject Property or against any collateral other than the Subject Property, which collateral directly or indirectly secures the Obligations, or if the Trustee or the Loan Party shall have obtained a judgment of foreclosure and sale or similar judgment against such collateral, then, whether or not such proceedings are being maintained or judgments were obtained in or outside the state in which the Subject Property is located, the Trustee and the Loan Party may commence or continue foreclosure proceedings and exercise its other remedies granted in this instrument against all or any part of the Subject Property and the Grantor waives any objections to the commencement or continuation of a foreclosure of this instrument or exercise of any other remedies hereunder based on such other proceedings or judgments and waives any right to seek to dismiss, stay, remove, transfer or consolidate either any action under this instrument or such other proceedings on such basis. Neither the commencement nor continuation of proceedings to foreclose this instrument nor the exercise of any other rights hereunder nor the recovery of any judgment by the Trustee and the Loan Party in any such proceedings shall prejudice, limit or preclude the Trustee's and the Loan Party's rights to commence or continue one or more foreclosure or other proceedings or obtain a judgment against any other collateral (either in or outside the state in which the Subject Property is located) which directly or indirectly secures the obligations secured hereby. The Grantor hereby waives (i) any objections to the commencement or continuation of an action to foreclose this Deed of Trust or exercise of any other remedies hereunder based on any action being prosecuted or any judgment entered with respect to the Obligations or any liens or security interests that secure payment and performance of the Obligations and (ii) any objections to the commencement of, continuation of, or entry of a judgment in any such other action based on any action or judgment connected to this Deed of Trust. The Grantor also waives any right to seek to dismiss, stay, remove, transfer or consolidate either such other proceedings or any action under this instrument based on any action or judgment connected to this instrument. It is expressly understood and agreed that to the fullest extent permitted by law, the Trustee may, at its election, cause the sale of all collateral which is the subject of a single foreclosure action at either a single sale or at multiple sales conducted simultaneously and take such other measures as are appropriate in order to effect the agreement of the parties to dispose of and administer all collateral securing the obligations secured hereby (directly or indirectly) in the most economical and least time-consuming manner. In case of a foreclosure sale, the Trust Property may be sold, at the Trustee's election, in one parcel or in more than one parcel and the Trustee is specifically empowered (without being required to do so, and in its sole and absolute discretion) to cause successive sales of portions of the Subject Property to be held.

                   M. Except as expressly provided in the Operative Documents, the Trustee and the Loan Party, with the express written consent of the Grantor, may at any time or from time to time renew or extend this instrument, or alter or modify the same in any way. The Trustee may waive any of the terms, covenants or conditions hereof in whole or in part and may release any portion of the Subject Property or any other security, and grant such extensions and indulgences in relation to the obligations secured hereby as the Loan Party may determine without the consent of any other Person (including, without limitation, the Grantor) and without any obligation to give notice of any kind thereto and without in any manner affecting the priority of the lien hereof on any part of the Subject Property.

                   N. If Trustee shall be made a party to or shall intervene in any action or proceeding, whether in court or before any governmental agency, affecting the Subject

         Property or the title thereto or the interest of Trustee under this instrument, including, without limitation, any form of condemnation or eminent domain proceeding, Trustee shall be reimbursed by the Grantor upon demand for all costs, charges and reasonable attorneys' fees incurred by it in any such case. All such sums shall be secured hereby, are due and payable within ten (10) days after demand, and if not paid within ten (10) days after demand, shall bear interest at the Overdue Rate set forth in the Operative Documents.

                   The Trustee shall be under no duty to take any action hereunder except as expressly required, to perform any act which would involve it in expense or liability, or to institute or defend any suit in respect hereof, unless properly indemnified to its satisfaction. All reasonable expenses, charges, counsel fees and other disbursements incurred by Trustee from and after the occurrence of an Event of Default in and about the administration and execution of the trust created hereby, and the performance of its duties and powers hereunder shall be secured by this instrument prior to the indebtedness represented by the Lease and shall bear interest at the Overdue Rate set forth in the Operative Documents. The Loan Party, with or without cause, is hereby authorized and empowered to substitute and appoint, at any time and from time to time, by an instrument recorded wherever this instrument is recorded, a trustee in the place of any Trustee hereunder.

                   The Grantor agrees to indemnify, defend and hold the Trustee harmless from and against any and all liability, loss, damage and expense, including reasonable attorneys' fees, which it may incur by reason of this instrument or by reason of any action taken by the Trustee hereunder, and from and against any and all claims and demands whatsoever which may be asserted against the Trustee by reason of any alleged obligation or undertaking on its part to perform or discharge any of the terms, covenants or conditions contained herein, unless caused by the gross negligence or willful misconduct of the Trustee. Should the Trustee incur any such liability, loss, damage or expense, the amount thereof, together with interest thereon at the Overdue Rate set forth in the Operative Documents, shall be secured by this instrument and shall be payable by the Grantor to the Trustee within ten (10) days after demand therefor.

                   O. Nothing in this instrument shall operate or be construed to obligate the Trustee or the Loan Party to perform any obligations of the Grantor contained in any lease of the Subject Property. This instrument shall not operate to place upon the Loan Party or the Trustee any responsibility for the operation, control, care, management or repair of the Subject Property prior to the Trustee or the Loan Party taking possession thereof, and the execution of this Deed of Trust by the Grantor shall constitute conclusive evidence that all responsibility for the operation, control, care, management and repair of the Subject Property prior to the Trustee or the Loan Party taking possession thereof is and shall be that of Grantor.

                   P. This instrument is given to secure not only existing indebtedness, but also future advances made pursuant to or as provided in the Operative Documents, whether such advances are obligatory or to be made at the option of the Loan Party, or otherwise, to the same extent as if such future advances were made on the date of execution of this instrument, although there may be no advance made at the time of execution hereof, and although there may be no indebtedness outstanding at the time any advance is made. To the fullest extent permitted by law, the lien of this instrument shall be valid as to all such indebtedness, including all revolving credit and future advances, from the time this instrument is recorded.

         SECTION 4.     Ratification; Incorporation. Except as specifically
                        ---------------------------
modified hereby, the terms and provisions of the Lease are hereby ratified and confirmed and remain in full force and effect. The terms of the Lease (as amended by this Lease Supplement) are by this reference incorporated herein and made a part hereof.

         SECTION 5.     Original Lease Supplement. The single executed
                        -------------------------
original of this Lease Supplement marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the signature page thereof and containing the receipt of the Agent therefor on or following the signature page thereof shall be the original executed counterpart of this Lease Supplement (the "Original Executed Counterpart"). To the extent that this Lease Supplement
 -----------------------------
constitutes chattel paper, as such term is defined in the UCC as in effect in any applicable jurisdiction, no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

         SECTION 6.     GOVERNING LAW. THIS LEASE SUPPLEMENT SHALL BE GOVERNED
                        -------------
BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF GEORGIA, BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAW RULES OF SUCH STATE, EXCEPT AS TO MATTERS RELATING TO THE CREATION OF THE LEASEHOLD ESTATE HEREUNDER, AND THE EXERCISE OF RIGHTS AND REMEDIES WITH RESPECT THERETO,
WHICH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE IN WHICH SUCH ESTATE IS LOCATED.

         SECTION 7.     Counterpart Execution. This Lease Supplement may be
                        ---------------------
executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one and the same instrument.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Lease Supplement to be duly executed by an officer thereunto duly authorized as of the date and year first above written.

                                        ATLANTIC FINANCIAL GROUP, LTD.
                                        (registered to do business in
                                        Arizona as AFG Equity, Limited
                                        Partnership), as the Lessor

                                        By:  Atlantic Financial Managers, Inc.,
                                             its General Partner

                                             By:
                                                -------------------------------
                                             Name:
                                                  -----------------------------
                                             Title:
                                                   ----------------------------



                                      N-1
                                                              LEASE SUPPLEMENT

                                        EDWARD D. JONES & CO., L.P., as
                                        the Lessee

                                        By:  EDJ Holding Company, Inc.,
                                             a Missouri corporation,
                                             its sole general partner


                                             By:
                                                -------------------------------
                                             Name:
                                                 ------------------------------
                                             Title:
                                                   ----------------------------


                                      N-2
                                                              LEASE SUPPLEMENT

STATE OF
         ---------------------------        )
                                            )        ss.
COUNTY OF                                   )
          --------------------------


         The foregoing instrument was acknowledged before me this        day
                                                                  ------
of November       , 2000, by                                  , the
   ---------------           ---------------------------------
                                , of Atlantic Financial Managers, Inc., a
--------------------------------
Texas corporation, general partner of ATLANTIC FINANCIAL GROUP, LTD., a Texas limited partnership, on behalf of the limited partnership.



                                             ---------------------------------
                                             Notary Public

My Commission Expires:


---------------------



STATE OF
         ---------------------------        )
                                            )        ss.
COUNTY OF                                   )
          --------------------------


         The foregoing instrument was acknowledged before me this        day
                                                                  ------
of November        , 2000, by                                  , the
   ----------------           ---------------------------------
                              , of EDJ Holdings Company, Inc., a
------------------------------
Missouri corporation, general partner of EDWARD D. JONES & CO., L.P., a Missouri limited partnership, on behalf of the limited partnership.



                                             ---------------------------------
                                             Notary Public

My Commission Expires:


---------------------



                                      N-1
                                                              LEASE SUPPLEMENT

Receipt of this original counterpart of the foregoing Lease Supplement is hereby acknowledged as of the date hereof.


                                        SUNTRUST BANK, as the Agent


                                        By:
                                            --------------------------------
                                        Name:
                                              ------------------------------
                                        Title:
                                               -----------------------------




                                                              LEASE SUPPLEMENT

                                    EXHIBIT A

                               Description of Land
                               -------------------

                                  [TO BE ADDED]

                                    EXHIBIT B

                              Schedule of Equipment
                              ---------------------

                                      None